UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	3/28/2013

-Dreyfus/The Boston Company Emerging Markets Core Equity Fund

-Dreyfus/Newton International Equity Fund

Date of reporting period:	3/31/2013

-Dreyfus/The Boston Company Small Cap Growth Fund

-Dreyfus/The Boston Company Small Cap Value Fund

-Dreyfus/The Boston Company Small/Mid Cap Growth Fund

-Dreyfus/Standish Intermediate Tax Exempt Bond Fund

The following N-CSR relates only to the Registrant’s series listed above and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

FORM N-CSR

Item 1.      Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
33	Information About the Renewal of the Fund’s Investment Advisory, Administration and Sub-Investment Advisory Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus/Newton
International Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus/Newton International Equity Fund covers the six-month period from October 1, 2012, through March 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable principal appreciation for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence. While global economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2012, through March 31, 2013, as provided by Paul Markham, Lead Portfolio Manager of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended March 31, 2013, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of 11.89%, Class C shares returned 11.46% and Class I shares returned 12.10%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), produced a total return of 12.06% for the same period.2

International stocks generally rallied over the reporting period when investors responded positively to improved global economic trends. The fund produced returns that were in line with the benchmark, as lagging relative performance over the fourth quarter of 2012 was balanced by above-average results during the first quarter of 2013.

The Fund’s Investment Approach

The fund normally invests at least 80% of its assets in common stocks, securities convertible into common stocks of foreign companies and in depositary receipts evidencing ownership in such securities.The process of selecting investments begins with Newton’s core list of global investment themes. These themes are based on observable economic, industrial or social trends (typically global) that Newton believes will positively affect certain sectors or industries. The list of themes is discussed and updated on a regular basis. For instance, Newton’s deleverage theme asserts that excessive debt is weighing on economic activity, and that the way in which deleveraging occurs is critical to the outlook for economics and financial markets. Elsewhere, Newton’s networked world theme focuses upon the opportunities and risks inherent in the growth of information technology networks around the world.

Waning Economic Concerns Lifted International Stocks

Investors responded positively during the reporting period to improved employment and housing market trends in the United States, a quantitative easing program from the European Central Bank, and expectations that new leadership in China might

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

lead to stronger growth. Moreover, Japanese equities were lifted by a new government’s efforts to devalue the yen and stimulate renewed domestic growth.

Stocks lost some ground in November when investors grew concerned about automatic tax hikes and spending cuts in the United States scheduled for the start of 2013, but improving economic data, continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled the rallies to resume. Additional releases of positive economic data continued to support most international markets over the opening months of 2013.

Fund Strategies Produced Mixed Results

The fund’s results over the fourth quarter of 2012 were constrained by a relatively defensive investment posture, which prevented it from participating more fully in market rallies, particularly in Europe. The fund achieved stronger results through overweighted exposure to Japan at the time, but declines in the value of the yen relative to the U.S. dollar eroded those gains for U.S. residents. Relative performance in Europe improved during the first quarter of 2013, when investors favored industry groups, such as the consumer staples and health care sectors, that tend to be less sensitive to global economic developments. In addition, the fund benefited in early 2013 from a hedging strategy that employed futures contracts to mitigate the impact of a depreciating yen.

The fund achieved especially favorable results in the health care sector, where Swiss pharmaceutical developers Roche Holding and Novartis benefited from strong investor demand for stable growth companies with competitive dividend yields. In China, pediatric specialist Biostime International Holdings expanded its international operations and saw earnings surge as families with rising disposable incomes drove solid demand for baby products. Results in the telecommunications services sector benefited from Japanese carrier Softbank, which boosted market share in Japan, made inroads into Asian emerging markets through Internet services and tendered a takeover offer for U.S. wireless carrier Sprint Nextel.

Disappointments were concentrated mainly in the materials sector, where a number of gold mining companies declined along with commodity prices.We later eliminated most of these positions, avoiding the effects of further declines in gold prices, but holdings of industrial metals producers continued to weigh on results. Among individual

4

holdings, Hong Kong-based footwear maker Belle International Holdings struggled with lower revenues and higher costs related to an expansion of its retail operations, and Royal Bank of Scotland Group was hurt by political, regulatory and litigation pressures despite a recent restructuring that divested non-core assets.

Cautious after Recent Rallies

Although we have been encouraged by improved economic data in some parts of the world, we have grown concerned regarding a degree of complacency among European investors and richer stock valuations in the wake of the reporting period’s gains. Therefore, we have maintained a generally cautious investment posture, favoring markets and companies that historically have demonstrated an ability to withstand heightened volatility.We have found a number of opportunities meeting our investment criteria in the emerging markets and Japan, but fewer in Europe outside of the United Kingdom.

April 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific
Basin countries.The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from October 1, 2012 to March 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 28, 2013†

	Class A	Class C	Class I
Expenses paid per $1,000††	$7.12	$11.25	$5.36
Ending value (after expenses)	$1,118.90	$1,114.60	$1,121.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 28, 2013†

	Class A	Class C	Class I
Expenses paid per $1,000††	$6.78	$10.72	$5.10
Ending value (after expenses)	$1,017.80	$1,013.88	$1,019.47

†	March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
††	Expenses are equal to the fund’s annualized expense ratio of 1.37% for Class A, 2.17% for Class C and 1.03%
for Class I, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 28, 2013 (Unaudited)†

Common Stocks—97.3%	Shares		Value ($)
Australia—.8%
Newcrest Mining	184,718		3,855,984
Belgium—1.8%
Anheuser-Busch InBev	85,185		8,435,294
Brazil—2.2%
CCR	261,699		2,674,296
International Meal Co. Holdings	260,135		3,326,432
Vale, ADR	243,881		4,216,703
			10,217,431
China—.8%
Mindray Medical International, ADR	95,443		3,811,993
France—6.1%
Air Liquide	64,527		7,839,652
L’Oreal	30,411		4,822,131
Sanofi	93,051		9,455,151
Total	132,233		6,331,800
			28,448,734
Germany—7.0%
Bayer	77,628		8,007,390
Brenntag	26,384		4,119,329
Fresenius Medical Care & Co.	74,317		5,015,626
Gerry Weber International	90,845		3,965,124
LEG Immobilien	112,092		6,006,058
SAP	70,378		5,638,395
			32,751,922
Hong Kong—6.8%
AIA Group	1,802,912		7,896,762
Belle International Holdings	3,291,255		5,469,490
Biostime International Holdings	1,202,504		6,266,148
Jardine Matheson Holdings	125,200		8,150,520
Man Wah Holdings	4,367,600		4,174,864
			31,957,784
Indonesia—.7%
PT Matahari Department Store	3,077,777	[a]	3,483,977
Italy—.4%
Intesa Sanpaolo	1,327,167		1,942,810

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Japan—25.9%
Aozora Bank	2,241,000		6,308,652
Asahi Group Holdings	181,400		4,333,867
Don Quijote	215,200		9,521,517
FANUC	30,200		4,616,540
INPEX	739		3,956,616
Japan Airlines	104,193		4,853,522
Japan Tobacco	293,200		9,359,601
Lawson	55,800		4,279,768
LIXIL Group	170,400		3,388,631
Makita	103,200		4,571,562
Mitsubishi Estate	165,000		4,646,678
NGK Spark Plug	298,000		4,549,063
Nissan Motor	629,800		6,068,185
Nomura Holdings	995,200		6,131,789
Sawai Pharmaceutical	11,900		1,412,047
Shiseido	381,800		5,341,590
Softbank	311,500		14,295,214
Sugi Holdings	149,300		5,321,097
Towa Pharmaceutical	65,000		3,431,774
Toyota Motor	287,400		14,731,025
			121,118,738
Mexico—1.4%
Fibra Uno Administracion	1,115,638		3,680,722
Grupo Financiero Santander
Mexico, Cl. B, ADR	192,344	[a]	2,967,868
			6,648,590
Netherlands—1.0%
Wolters Kluwer	210,748		4,601,974
Norway—1.2%
DNB	365,908		5,365,753
Philippines—2.2%
Energy Development	35,436,000		5,609,325
Philippine Long Distance Telephone	66,995		4,905,196
			10,514,521

8

Common Stocks (continued)	Shares		Value ($)
Sweden—1.5%
TeliaSonera	973,695		6,952,456
Switzerland—12.6%
Actelion	55,182	[a]	2,996,558
Nestle	211,979		15,329,567
Novartis	185,282		13,164,722
Roche Holding	57,490		13,383,851
Syngenta	18,977		7,916,246
Zurich Insurance Group	21,735	[a]	6,049,075
			58,840,019
Thailand—3.9%
Bangkok Bank	1,375,400		10,614,321
Bangkok Dusit
Medical Services	1,405,883		7,849,133
			18,463,454
United Kingdom—21.0%
Aberdeen Asset Management	708,717		4,621,904
Associated British Foods	154,312		4,457,282
BHP Billiton	337,519		9,820,991
British American Tobacco	153,631		8,233,275
Centrica	856,798		4,786,967
GlaxoSmithKline	394,217		9,215,548
Imagination
Technologies Group	497,058	[a]	3,724,933
Ophir Energy	503,071	[a]	3,539,911
Prudential	451,497		7,306,221
Rio Tinto	147,258		6,902,754
Royal Bank of Scotland Group	1,183,460	[a]	4,954,086
Royal Dutch Shell, Cl. B	334,976		11,121,246
SSE	304,457		6,865,121
Standard Chartered	292,203		7,563,366
Wolseley	103,718		5,158,084
			98,271,689
Total Common Stocks
(cost $349,600,841)			455,683,123

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—1.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,593,345)	5,593,345 [b]	5,593,345

Total Investments (cost $355,194,186)	98.5%	461,276,468
Cash and Receivables (Net)	1.5%	7,065,455
Net Assets	100.0%	468,341,923

†	March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)††

	Value (%)		Value (%)
Financial	20.0	Telecommunication Services	5.6
Health Care	16.6	Energy	5.3
Consumer Staples	16.3	Utilities	3.7
Consumer Discretionary	12.8	Information Technology	2.0
Materials	8.7	Money Market Investment	1.2
Industrial	6.3		98.5

†† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013 (Unaudited)†

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		349,600,841	455,683,123
Affiliated issuers		5,593,345	5,593,345
Cash			665,902
Cash denominated in foreign currencies		1,795,371	1,779,773
Receivable for investment securities sold			6,472,911
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			5,310,541
Dividends receivable			3,077,916
Receivable for shares of Beneficial Interest subscribed			1,071,162
Prepaid expenses			30,395
			479,685,068
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			463,603
Due to Administrator—Note 3(a)			12,171
Payable for investment securities purchased			9,498,363
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			1,148,432
Payable for shares of Beneficial Interest redeemed			155,386
Accrued expenses			65,190
			11,343,145
Net Assets ($)			468,341,923
Composition of Net Assets ($):
Paid-in capital			388,707,667
Accumulated distributions in excess of investment income—net			(256,385)
Accumulated net realized gain (loss) on investments			(30,279,112)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			110,169,753
Net Assets ($)			468,341,923

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	8,284,530	708,875	459,348,518
Shares Outstanding	441,744	38,123	24,585,553
Net Asset Value Per Share ($)	18.75	18.59	18.68

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended March 28, 2013 (Unaudited)†

Investment Income ($):
Income:
Cash dividends (net of $300,030 foreign taxes withheld at source):
Unaffiliated issuers	4,642,883
Affiliated issuers	2,546
Total Income	4,645,429
Expenses:
Investment advisory fee—Note 3(a)	1,750,327
Shareholder servicing costs—Note 3(c)	243,431
Custodian fees—Note 3(c)	85,062
Administration fees—Note 3(a)	79,522
Professional fees	52,422
Registration fees	20,961
Trustees’ fees and expenses—Note 3(d)	15,451
Prospectus and shareholders’ reports	6,578
Interest expense—Note 2	2,784
Distribution fees—Note 3(b)	2,569
Loan commitment fees—Note 2	1,896
Miscellaneous	14,219
Total Expenses	2,275,222
Less—reduction in fees due to earnings credits—Note 3(c)	(5)
Net Expenses	2,275,217
Investment Income—Net	2,370,212
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	10,753,427
Net realized gain (loss) on forward foreign currency exchange contracts	818,061
Net Realized Gain (Loss)	11,571,488
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	33,010,477
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	4,160,739
Net Unrealized Appreciation (Depreciation)	37,171,216
Net Realized and Unrealized Gain (Loss) on Investments	48,742,704
Net Increase in Net Assets Resulting from Operations	51,112,916

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 28, 2013	Year Ended
	(Unaudited)†	September 30, 2012
Operations ($):
Investment income—net	2,370,212	7,043,943
Net realized gain (loss) on investments	11,571,488	(37,266,991)
Net unrealized appreciation
(depreciation) on investments	37,171,216	111,732,359
Net Increase (Decrease) in Net Assets
Resulting from Operations	51,112,916	81,509,311
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(88,183)	(129,603)
Class C Shares	(880)	(8,405)
Class I Shares	(6,512,959)	(10,097,256)
Net realized gain on investments:
Class A Shares	—	(138,111)
Class C Shares	—	(15,969)
Class I Shares	—	(7,394,196)
Total Dividends	(6,602,022)	(17,783,540)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,078,000	1,527,854
Class C Shares	5,000	116,417
Class I Shares	40,801,817	114,043,269
Dividends reinvested:
Class A Shares	87,532	267,564
Class C Shares	880	24,374
Class I Shares	2,853,477	8,847,087
Cost of shares redeemed:
Class A Shares	(960,377)	(5,413,378)
Class C Shares	(93,626)	(458,150)
Class I Shares	(58,259,855)	(239,401,600)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(14,487,152)	(120,446,563)
Total Increase (Decrease) in Net Assets	30,023,742	(56,720,792)
Net Assets ($):
Beginning of Period	438,318,181	495,038,973
End of Period	468,341,923	438,318,181
Undistributed (distributions in
excess of) investment income—net	(256,385)	3,975,425

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 28, 2013	Year Ended
	(Unaudited)†	September 30, 2012
Capital Share Transactions:
Class A
Shares sold	59,822	97,788
Shares issued for dividends reinvested	5,089	18,883
Shares redeemed	(53,669)	(348,588)
Net Increase (Decrease) in Shares Outstanding	11,242	(231,917)
Class C
Shares sold	269	7,805
Shares issued for dividends reinvested	51	1,736
Shares redeemed	(5,414)	(29,900)
Net Increase (Decrease) in Shares Outstanding	(5,094)	(20,359)
Class I
Shares sold	2,291,321	7,442,539
Shares issued for dividends reinvested	166,675	627,898
Shares redeemed	(3,304,351)	(15,423,854)
Net Increase (Decrease) in Shares Outstanding	(846,355)	(7,353,417)

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 28, 2013				Year Ended September 30,
Class A Shares	(Unaudited)†		2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value,
beginning of period	16.96		14.74	16.80	16.27	18.18	23.37
Investment Operations:
Investment income—net[b]	.07		.18	.19	.21	.29	.14
Net realized and unrealized
gain (loss) on investments	1.93		2.52	(1.82)	.44	(1.57)	(5.20)
Total from Investment Operations	2.00		2.70	(1.63)	.65	(1.28)	(5.06)
Distributions:
Dividends from
investment income—net	(.21)		(.23)	(.17)	(.12)	(.16)	(.13)
Dividends from net realized
gain on investments	—		(.25)	(.26)	—	(.47)	—
Total Distributions	(.21)		(.48)	(.43)	(.12)	(.63)	(.13)
Net asset value, end of period	18.75		16.96	14.74	16.80	16.27	18.18
Total Return (%)[c]	11.89	[d]	18.92	(10.10)	3.99	(6.33)	(21.78)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.37	[e]	1.32	1.32	1.32	1.52	2.35 [e]
Ratio of net expenses
to average net assets	1.37	[e]	1.32	1.32	1.32	1.26	1.40 [e]
Ratio of net investment income
to average net assets	.78	[e]	1.14	1.06	1.29	2.27	1.61 [e]
Portfolio Turnover Rate	31.26	[d]	57.88	63.28	64.45	115.69	105
Net Assets, end of period
($ x 1,000)	8,285		7,300	9,766	18,901	16,864	4,412

†	March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
a	From March 31, 2008 (commencement of initial offering) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 28, 2013				Year Ended September 30,
Class C Shares	(Unaudited)†		2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value,
beginning of period	16.70		14.54	16.59	16.17	18.14	23.37
Investment Operations:
Investment income (loss)—net[b]	(.01)		.07	.05	.08	.26	.05
Net realized and unrealized
gain (loss) on investments	1.92		2.47	(1.79)	.45	(1.59)	(5.15)
Total from Investment Operations	1.91		2.54	(1.74)	.53	(1.33)	(5.10)
Distributions:
Dividends from
investment income—net	(.02)		(.13)	(.05)	(.11)	(.17)	(.13)
Dividends from net realized
gain on investments	—		(.25)	(.26)	—	(.47)	—
Total Distributions	(.02)		(.38)	(.31)	(.11)	(.64)	(.13)
Net asset value, end of period	18.59		16.70	14.54	16.59	16.17	18.14
Total Return (%)[c]	11.46	[d]	17.92	(10.79)	3.20	(6.67)	(21.95)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.17	[e]	2.16	2.07	2.11	1.83	6.42 [e]
Ratio of net expenses
to average net assets	2.17	[e]	2.16	2.07	2.11	1.42	2.15 [e]
Ratio of net investment income
(loss) to average net assets	(.08)[e]		.42	.31	.52	2.07	.49 [e]
Portfolio Turnover Rate	31.26	[d]	57.88	63.28	64.45	115.69	105
Net Assets, end of period
($ x 1,000)	709		722	924	1,345	1,191	399

†	March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
a	From March 31, 2008 (commencement of initial offering) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

16

Six Months Ended
March 28, 2013				Year Ended September 30,
Class I Shares	(Unaudited)†		2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value,
beginning of period	16.92		14.77	16.84	16.27	18.21	26.94
Investment Operations:
Investment income—net[b]	.09		.24	.26	.25	.30	.31
Net realized and unrealized
gain (loss) on investments	1.93		2.49	(1.86)	.45	(1.59)	(6.64)
Total from Investment Operations	2.02		2.73	(1.60)	.70	(1.29)	(6.33)
Distributions:
Dividends from
investment income—net	(.26)		(.33)	(.21)	(.13)	(.18)	(.35)
Dividends from net realized
gain on investments	—		(.25)	(.26)	—	(.47)	(2.05)
Total Distributions	(.26)		(.58)	(.47)	(.13)	(.65)	(2.40)
Net asset value, end of period	18.68		16.92	14.77	16.84	16.27	18.21
Total Return (%)	12.10	[c]	19.27	(9.90)	4.31	(6.32)	(25.80)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.03	[d]	1.04	1.05	1.07	1.16	1.59
Ratio of net expenses
to average net assets	1.03	[d]	1.04	1.05	1.07	1.13	1.15
Ratio of net investment income
to average net assets	1.09	[d]	1.54	1.48	1.57	2.41	1.33
Portfolio Turnover Rate	31.26	[c]	57.88	63.28	64.45	115.69	105
Net Assets, end of period
($ x 1,000)	459,349		430,297	484,349	500,811	331,986	61,779

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
a The fund commenced offering four classes of shares on March 31, 2008.The existing shares were redesignated Class I and the fund added Class A, Class C and Class R shares.The fund terminated its offering of Class R shares on
December 3, 2008.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund.The fund’s investment objective is to seek long-term growth of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”) serves as the fund’s sub-investment adviser.

Since March 28, 2013 represents the last day during the fund’s semi-annual period on which the New York Stock Exchange was open for trading, the fund’s financial statements have been presented through that date to maintain consistency with the fund’s net asset value calculations used for shareholder transactions.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial services providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account

18

or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes.

20

Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 28, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	455,683,123	—	—	455,683,123
Mutual Funds	5,593,345	—	—	5,593,345
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	5,310,541	—	5,310,541
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(1,148,432)	—	(1,148,432)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At March 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the

22

amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 28, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2012($)	Purchases ($)	Sales ($)	3/28/2013($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,533,107	79,519,585	78,459,347	5,593,345	1.2

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 28, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

24

The fund has an unused capital loss carryover of $33,273,210 available for federal income tax purposes to be applied against future net realized capital gains, if any realized subsequent to September 30, 2012. The fund has $15,379,466 of post-enactment short-term capital losses and $17,893,744 of post enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2012 was as follows: ordinary income $10,646,272 and long-term capital gains $7,137,268.The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 28, 2013, was approximately $496,600 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities and equipment.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service

26

to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $79,522 during the period ended March 28, 2013.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 28, 2013, Class C shares were charged $2,569, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 28, 2013, Class A and Class C shares were charged $9,408 and $856, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of thoseTrustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended March 28, 2013, the fund was charged $1,215 for transfer agency services and $30 for cash management services. Cash management fees were partially offset by earnings credits of $5.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 28, 2013, the fund was charged $85,062 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended March 28, 2013, the fund was charged $19 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended March 28, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $283,641, Distribution Plan fees $405, Shareholder Services Plan fees $1,700, custodian fees $56,705, Chief Compliance Officer fees $5,972 and transfer agency fees $115,180.

28

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 28, 2013, amounted to $136,208,828 and $156,213,591, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended March 28, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at March 28, 2013:

		Foreign			Unrealized
Forward Foreign Currency		Currency			Appreciation
Exchange Contracts		Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar,
Expiring
7/17/2013	[a]	8,564,596	9,073,338	8,842,238	(231,100)
British Pound,
Expiring
4/2/2013	[b]	430,106	651,150	653,527	2,377
Euro,
Expiring:
6/14/2013	[c]	6,677,386	8,789,157	8,564,244	(224,913)
6/14/2013	[d]	10,127,302	13,555,484	12,989,016	(566,468)
Indonesian Rupiah,
Expiring
4/3/2013	[e]	20,851,638,149	2,142,805	2,145,782	2,977
Japanese Yen,
Expiring:
4/1/2013	[d]	41,696,434	442,636	442,943	307
4/2/2013	[a]	2,732,988	29,019	29,033	14
4/15/2013	[b]	383,772,000	4,092,747	4,077,289	(15,458)
5/15/2013	[a]	864,492,783	9,242,452	9,186,601	(55,851)
6/14/2013	[d]	852,827,000	9,117,731	9,064,641	(53,090)
Philippine Peso,
Expiring:
4/1/2013	[e]	32,301,613	792,677	791,512	(1,165)
4/2/2013	[e]	128,881,365	3,158,470	3,158,083	(387)
4/3/2013	[e]	31,460,460	770,335	770,901	566
Singapore Dollar,
Expiring
9/17/2013	[b]	9,844,953	7,901,247	7,941,452	40,205
Swedish Krona,
Expiring
5/15/2013	[d]	58,616,718	8,805,606	8,985,677	180,071
Sales:			Proceeds ($)
Australian Dollar,
Expiring
4/2/2013	[a]	4,791,768	4,997,670	4,988,930	8,740

30

		Foreign			Unrealized
Forward Foreign Currency		Currency			Appreciation
Exchange Contracts		Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Euro,
Expiring
6/14/2013	[d]	6,814,869	9,117,731	8,740,575	377,156
Japanese Yen,
Expiring:
4/15/2013	[b]	734,403,000	8,778,372	7,802,481	975,891
5/15/2013	[d]	734,403,000	8,805,606	7,804,192	1,001,414
6/14/2013	[c]	734,403,000	8,789,157	7,805,920	983,237
6/14/2013	[d]	1,210,881,000	13,555,484	12,870,373	685,111
7/17/2013	[a]	786,868,000	9,073,338	8,365,995	707,343
9/17/2013	[b]	734,403,000	7,901,247	7,812,890	88,357
Swedish Krona,
Expiring
5/15/2013	[a]	58,616,718	9,242,452	8,985,677	256,775
Gross Unrealized
Appreciation					5,310,541
Gross Unrealized
Depreciation					(1,148,432)

Counterparties:

a	UBS
b	JP Morgan Chase & Co.
c	Barclays Bank
d	Royal Bank of Scotland
e	HSBC

The following summarizes the average market value of derivatives outstanding during the period ended March 28, 2013:

Average Market Value ($)
Forward contracts	47,140,586

At March 28, 2013, accumulated net unrealized appreciation on investments was $106,082,282, consisting of $110,208,848 gross unrealized appreciation and $4,126,566 gross unrealized depreciation.

At March 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investments).

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 5—Subsequent Event:

On April 18, 2013, the Board authorized the fund to offer Class Y shares, as a new class of shares, to certain investors, including certain institutional investors. Effective on or about July 1, 2013, ClassY shares will be offered at net asset value and will not be subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.

NOTE 6—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

32

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY, ADMINISTRATION AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Capital Management Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY
AGREEMENTS (Unaudited) (continued)

extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians for the various periods and that relative performance had improved for the one-and two-year periods when the fund’s performance was above the Performance Group and Performance Universe medians and ranked in the first quartile of the Performance Group and Performance Universe for the one-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense

34

Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY
AGREEMENTS (Unaudited) (continued)

results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements.

36

Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board was satisfied with the fund’s improved performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating theAgreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund 37

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
24	Financial Highlights
27	Notes to Financial Statements
37	Information About the Renewal of the Fund’s Investment Advisory and Administration Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
Intermediate Tax Exempt
Bond Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus/Standish Intermediate Tax Exempt Bond Fund covers the six-month period from April 1, 2012, through March 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The search for higher current yields amid historically low interest rates continued to be a major force in the solid performance of the municipal bond market over the reporting period. In addition, municipal bonds benefited from favorable supply-and-demand dynamics. Robust investor demand was met with a relatively meager supply of newly issued securities stemming from political pressure to reduce government spending and borrowing. The market also was buoyed by improvements in the fiscal condition of most states and many municipalities as tax revenues increased in a gradually recovering U.S. economy.

However, the pace of economic growth has remained sluggish compared to historical norms, helping to prevent new imbalances from developing even as monetary policymakers throughout the world maintain aggressively accommodative postures. Therefore, in our analysis, the economic expansion is likely to continue over the foreseeable future. As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2012, through March 31, 2013, as provided by Christine L. Todd, Steven W. Harvey and Thomas Casey, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2013, Dreyfus/Standish Intermediate Tax Exempt Bond Fund’s Class A shares produced a total return of 0.70%, Class C shares returned 0.38% and Class I shares returned 0.83%.1 In comparison, the fund’s benchmark, the Barclays 3-, 5-, 7-, 10-Year Municipal Bond Index (the “Index”), provided a total return of 0.79% for the same period.2

Despite rising long-term interest rates and bouts of heightened volatility, strong investor demand for a limited supply of securities helped municipal bonds produce mildly positive absolute returns over the reporting period.The fund’s Class I shares produced modestly higher returns than its benchmark, mainly due to overweighted exposure to revenue bonds and relatively light holdings of general obligation bonds.

The Fund’s Investment Approach

The fund seeks to provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital.To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal personal income tax.

The fund invests exclusively in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by Dreyfus, with an emphasis on high grade securities.3 The dollar-weighted average effective maturity of the fund’s portfolio generally will be between three and 10 years, but the fund may invest in individual securities of any maturity.We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.We actively trade among various sectors, such as pre-refunded, general obligation and revenue bonds, based on their apparent relative values.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal Bonds Encountered Heightened Volatility

The reporting period began in the midst of recovering investor sentiment stemming from improved U.S. employment and housing market trends. Although investor optimism faltered in November due to uncertainty surrounding automatic tax hikes and spending cuts scheduled for the start of 2013, last-minute legislation to address the scheduled tax increases helped alleviate these worries. Positive economic data offered further support to investor sentiment over the opening months of 2013. Consequently, investors turned away from traditional safe havens and toward riskier assets.

Although municipal bonds encountered heightened volatility late in 2012 when the fiscal cliff debate and seasonal pressures led to broad-based price declines, the market recouped most of those losses over the first three months of 2013. Lower rated and longer term municipal bonds outperformed broader market averages, supported by robust demand from investors seeking competitive levels of after-tax income in a low interest rate environment. While the supply of newly issued bonds increased compared to the very low levels reached earlier in 2012, new issuance remained muted compared to historical norms. From a credit quality perspective, higher tax receipts and reduced spending have enabled many states to shore up their fiscal conditions and balance their budgets.

Credit Selection Strategy Drove Fund Performance

The fund’s relative performance during the reporting period was supported by an overweight position in, and strong security selections among, revenue bonds, most notably those issued on behalf of hospitals and airports. Conversely, the fund benefited from underweighted exposure to general obligation bonds and municipal bonds backed by revenues from transportation facilities. We maintained the fund’s average duration in a generally market-neutral range, which had little impact on relative performance, but an emphasis on longer term municipal bonds over much of the reporting period proved beneficial.

The fund’s successes in these areas were largely balanced by shortfalls elsewhere. Disappointments were concentrated mainly among holdings of higher quality securities, including bonds backed by special tax appropriations and revenues from essential municipal facilities, such as sewers and waterworks.

Maintaining a Cautious Approach

We have been encouraged by recently improved economic data, but we believe that the U.S. economy remains vulnerable to domestic fiscal uncertainty. While credit fundamentals are improving for most states, many localities continue to face fiscal pressures. In addition, we expect the supply of newly issued municipal bonds to increase somewhat from currently low levels.

Therefore, we have maintained a generally defensive posture, relying on our research-intensive credit selection process to identify attractively valued opportunities among fundamentally sound issuers of municipal securities. For example, we recently reduced exposure to municipal bonds with maturities of 12 years and more in favor of securities with maturities in the five-year range, which we regarded as better values in the wake of recent gains at the longer end of the maturity spectrum.

April 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments of the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect through
February 1, 2014, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 Source: Lipper Inc.
3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish IntermediateTax Exempt Bond Fund from October 1, 2012 to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$3.50	$7.24	$2.25
Ending value (after expenses)	$1,007.00	$1,003.80	$1,008.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$3.53	$7.29	$2.27
Ending value (after expenses)	$1,021.44	$1,017.70	$1,022.69

† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A,1.45% for Class C and .45%
for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2013 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.7%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—.8%
Birmingham Water Works Board,
Water Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000	1,141,000
Alaska—.8%
Alaska Student Loan Corporation,
Education Loan Revenue	5.25	6/1/14	1,000,000	1,054,760
Arizona—.4%
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.13	7/1/15	545,000	553,017
California—15.8%
California,
Economic Recovery Bonds	5.00	7/1/18	1,500,000	1,802,745
California,
GO (Insured; AMBAC)	6.00	4/1/16	1,000,000	1,161,400
California,
GO (Insured; AMBAC)	6.00	2/1/17	1,000,000	1,197,930
California,
GO (Various Purpose)	5.00	10/1/17	1,500,000	1,774,395
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.00	8/15/18	1,030,000	1,236,546
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.13	8/1/18	1,250,000	1,327,325
California State Public Works
Board, LR (Judicial Council of
California) (Various Judicial
Council Projects)	5.00	12/1/17	1,015,000	1,199,101
California State University
Trustees, Systemwide Revenue	5.00	11/1/22	1,000,000	1,230,930
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	5.00	6/1/20	500,000	502,835

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	4.60	6/1/23	750,000	824,265
Sacramento County,
Airport System Senior Revenue	5.00	7/1/22	1,275,000	1,493,178
San Diego County Water Authority,
Water Revenue	5.00	5/1/21	1,000,000	1,252,080
Southern California Public Power
Authority, Revenue (Canyon
Power Project)	5.00	7/1/22	2,000,000	2,385,840
Southern California Public Power
Authority, Revenue (Windy
Point/Windy Flats Project)	5.00	7/1/23	1,000,000	1,229,020
Stockton Unified School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	4.00	7/1/16	500,000	545,355
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.00	1/1/18	1,000,000	1,169,920
University of California Regents,
General Revenue	5.00	5/15/23	1,025,000	1,288,138
Colorado—.8%
Colorado Housing and Finance
Authority, Single Family
Program Senior and
Subordinate Bonds	6.80	2/1/31	735,000	773,485
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	365,000	386,053
Florida—10.1%
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/14	1,000,000	1,042,510

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/15	2,000,000	2,163,620
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	5.00	6/1/20	1,500,000	1,784,325
Lakeland,
Energy System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	10/1/17	1,000,000	1,166,660
Miami-Dade County,
Aviation Revenue (Miami
International Airport)	5.25	10/1/23	1,000,000	1,190,960
Miami-Dade County,
Water and Sewer System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	10/1/19	2,000,000	2,444,240
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/14	100,000	107,099
Orlando-Orange County Expressway
Authority, Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/18	1,000,000	1,189,970
South Miami Health Facilities
Authority, HR (Baptist Health
South Florida Obligated Group)	5.00	8/15/18	750,000	872,790
Tampa,
Capital Improvement Cigarette
Tax Allocation Revenue (H. Lee
Moffitt Cancer Center Project)	5.00	9/1/23	500,000	589,740
Tampa,
Health System Revenue (BayCare
Health System Issue)	5.00	11/15/18	1,000,000	1,194,910
Georgia—6.7%
Atlanta,
Airport General Revenue	5.00	1/1/16	1,000,000	1,117,400

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia (continued)
Atlanta,
Airport General Revenue	5.00	1/1/22	1,000,000	1,171,050
Atlanta,
Water and Wastewater Revenue	6.00	11/1/20	1,000,000	1,264,410
Georgia State Road and Tollway
Authority, Guaranteed Revenue	5.00	3/1/19	1,175,000	1,439,340
Municipal Electric Authority of
Georgia, GO (Project One
Subordinated Bonds)	5.00	1/1/21	1,000,000	1,216,570
Private Colleges and Universities
Authority, Revenue
(Emory University)	5.00	9/1/16	2,500,000	2,873,350
Illinois—7.3%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/20	1,000,000	1,131,850
Chicago,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.50	1/1/19	2,000,000	2,397,540
Cook County Community High School
District Number 219, GO School
Bonds (Insured; FGIC)	7.88	12/1/14	100,000	112,650
Cook County Community High School
District Number 219, GO School
Bonds (Insured; National
Public Finance Guarantee Corp.)	7.88	12/1/14	650,000	729,573
Illinois,
GO	5.00	8/1/22	500,000	567,360
Illinois,
Sales Tax Revenue	5.00	6/15/15	1,000,000	1,102,310
Illinois Finance Authority,
Revenue (DePaul University)	5.00	10/1/16	1,000,000	1,092,450
Northern Illinois University Board
of Trustees, Auxiliary
Facilities System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	4/1/17	1,500,000	1,670,235

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	5.00	6/1/17	1,000,000	1,146,750
Indiana—2.5%
Indianapolis Local Public
Improvement Bond Bank, Revenue	5.00	6/1/17	1,625,000	1,857,781
Knox County,
EDR (Good Samaritan
Hospital Project)	5.00	4/1/23	1,300,000	1,490,424
Kansas—2.3%
Kansas Department of
Transportation,
Highway Revenue	5.00	9/1/18	1,415,000	1,719,989
Kansas Development Finance
Authority, Revolving
Funds Revenue (Kansas
Department of Health
and Environment)	5.00	3/1/21	1,150,000	1,398,768
Kentucky—.9%
Louisville and Jefferson County
Metropolitan Sewer District,
Sewer and Drainage
System Revenue	5.00	5/15/23	1,000,000	1,222,150
Louisiana—1.1%
Parish of Orleans Parishwide
School District, GO
(Insured; Assured
Guaranty Municipal Corp.)	4.00	9/1/14	1,500,000	1,568,565
Maryland—2.1%
Maryland,
GO (State and Local
Facilities Loan)	5.00	8/1/16	1,500,000	1,723,395
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.13	6/1/20	1,000,000	1,157,530
Massachusetts—2.0%
Massachusetts Department of
Transportation, Metropolitan
Highway System Senior Revenue	5.00	1/1/15	1,500,000	1,615,395

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Lahey
Clinic Medical Center Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.00	8/15/14	1,000,000	1,060,340
Michigan—4.5%
Detroit,
Sewage Disposal System Second
Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	7/1/13	1,000,000	1,009,950
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.25	7/1/19	1,000,000	1,162,450
Detroit School District,
School Building and Site
Improvement Bonds (Insured;
Assured Guaranty Municipal Corp.)	5.00	5/1/14	1,000,000	1,046,150
Michigan Finance Authority,
Unemployment Obligation
Assessment Revenue	5.00	7/1/21	1,500,000	1,785,885
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport)	5.00	12/1/16	1,000,000	1,137,860
Nebraska—.8%
Nebraska Public Power District,
General Revenue	5.00	1/1/15	1,000,000	1,080,970
New Jersey—3.5%
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.10	6/1/23	1,000,000	1,126,570
New Jersey Educational Facilities
Authority, Revenue (Rowan
University Issue)	5.00	7/1/18	1,225,000	1,417,803

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Higher Education
Student Assistance Authority,
Senior Student Loan Revenue	5.00	12/1/18	1,000,000		1,136,970
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.00	12/15/16	1,000,000		1,154,970
New York—7.0%
Metropolitan Transportation
Authority, Transportation
Revenue	5.25	11/15/14	1,000,000		1,081,210
New York City,
GO	5.00	8/1/16	1,300,000		1,485,549
New York City,
GO	5.00	8/1/21	2,000,000		2,442,080
New York City Health and
Hospitals Corporation,
Health System Revenue	5.00	2/15/19	1,000,000		1,196,280
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.50	1/1/14	1,000,000		1,033,820
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	11/1/18	1,000,000		1,214,380
New York State Dormitory
Authority, Revenue (New York
State Department of Health)	5.00	7/1/17	1,000,000		1,166,340
North Carolina—.7%
Wake County Industrial Facilities
and Pollution Control
Financing Authority, PCR
(Carolina Power and
Light Company Project)
(Insured; AMBAC)	0.21	10/1/22	1,000,000	[a]	922,500
Ohio—.9%
University of Toledo,
General Receipts Bonds	5.00	6/1/17	1,050,000		1,213,895

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania—3.3%
Pennsylvania Economic Development
Financing Authority, Unemployment
Compensation Revenue	5.00	7/1/22	2,000,000	2,265,880
Pennsylvania Intergovernmental
Cooperation Authority, Special
Tax Revenue (City of
Philadelphia Funding Program)	5.00	6/15/17	1,000,000	1,173,730
Philadelphia School District,
GO	5.00	9/1/14	1,000,000	1,064,670
South Dakota—2.1%
South Dakota Conservancy District,
Revenue (State Revolving
Fund Program)	5.00	8/1/17	2,370,000	2,805,132
Texas—11.8%
Comal Independent School District,
Unlimited Tax Bonds
(Permanent School Fund
Guarantee Program)	5.00	2/1/18	1,500,000	1,791,735
Dallas Independent School
District, Unlimited Tax School
Building Bonds (Permament
School Fund Guarantee Program)	5.25	2/15/16	1,000,000	1,136,690
Houston,
Combined Utility System First
Lien Revenue	5.00	11/15/18	1,355,000	1,639,686
Houston Convention and
Entertainment Facilities
Department, Hotel Occupancy
Tax and Special Revenue	5.00	9/1/20	1,000,000	1,175,470
Love Field Airport Modernization
Corporation, Special
Facilities Revenue (Southwest
Airlines Company—Love Field
Modernization Program Project)	5.00	11/1/15	1,000,000	1,067,790
Midlothian Development Authority,
Tax Increment Contract Revenue
(Insured; Radian)	5.00	11/15/13	530,000	540,642

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Sam Rayburn Municipal Power
Agency, Power Supply
System Revenue	5.00	10/1/20	1,210,000		1,434,745
San Manuel Entertainment
Authority, Public
Improvement Revenue	4.50	12/1/16	1,000,000		1,001,940
Stafford Economic Development
Corporation, Sales Tax Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.00	9/1/15	525,000		576,912
Tarrant Regional Water District,
Water Transmission Facilities
Contract Revenue (City of
Dallas Project)	5.00	9/1/18	1,000,000		1,207,290
Texas,
GO (College Student Loan)	5.00	8/1/17	1,000,000		1,162,720
Texas Municipal Power
Agency, Revenue (Insured;
National Public Finance
Guarantee Corp.)	0.00	9/1/16	10,000	[b]	9,779
Texas Transportation Commission,
State Highway Fund
First Tier Revenue	5.00	4/1/16	1,000,000		1,133,550
Texas Transportation Commission,
State Highway Fund
First Tier Revenue	5.00	4/1/20	1,905,000		2,209,762
Utah—.0%
Utah Housing Finance Agency,
SMFR (Collateralized; FHA)	5.40	7/1/20	20,000		20,042
Virginia—1.8%
Virginia Beach,
Public Improvement GO	5.00	4/1/22	2,000,000		2,523,380
Washington—4.4%
Energy Northwest,
Electric Revenue (Columbia
Generating Station)	5.50	7/1/15	1,000,000		1,114,420

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington (continued)
King County,
Sewer Revenue	5.00	1/1/17	1,500,000	1,739,130
NJB Properties,
LR (King County,
Washington Project)	5.00	12/1/14	1,000,000	1,076,060
Washington,
GO (Various Purpose)	5.00	7/1/21	1,635,000	2,039,761
West Virginia—1.0%
West Virginia University Board of
Governors, University
Improvement Revenue (West
Virginia University Projects)	5.00	10/1/17	1,135,000	1,333,931
Wyoming—.7%
Wyoming Community Development
Authority, Housing Revenue	5.50	12/1/17	850,000	907,256
U.S. Related—2.6%
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; XLCA)	5.50	7/1/16	500,000	539,310
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue	5.00	7/1/13	1,360,000	1,371,138
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.50	8/1/22	1,500,000	1,689,284
Total Long-Term Municipal Investments
(cost $126,721,879)				134,690,784

Short-Term Municipal	Coupon	Maturity	Principal
Investments—.4%	Rate (%)	Date	Amount ($)	Value ($)
New York—.1%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.14	4/1/13	200,000 [c]	200,000
Pennsylvania—.3%
Geisinger Authority,
Health System Revenue
(Geisinger Health System)
(Liquidity Facility; JPMorgan
Chase Bank)	0.10	4/1/13	400,000 [c]	400,000
Total Short-Term Municipal Investments
(cost $600,000)				600,000

Total Investments (cost $127,321,879)			99.1%	135,290,784
Cash and Receivables (Net)			.9%	1,220,352
Net Assets			100.0%	136,511,136

a Variable rate security—interest rate subject to periodic change.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Variable rate demand note—rate shown is the interest rate in effect at March 31, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	21.9
AA		Aa		AA	38.6
A		A		A	33.4
BBB		Baa		BBB	4.9
BB		Ba		BB	.4
F1		MIG1/P1		SP1/A1	.4
Not Rated[d]		Not Rated[d]		Not Rated[d]	.4
					100.0

† Based on total investments.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		127,321,879	135,290,784
Cash			588,967
Receivable for investment securities sold			2,503,585
Interest receivable			1,652,148
Receivable for shares of Beneficial Interest subscribed			1,475
Prepaid expenses			28,093
			140,065,052
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			47,828
Due to Administrator—Note 3(a)			6,949
Payable for investment securities purchased			3,344,757
Payable for shares of Beneficial Interest redeemed			110,649
Accrued expenses			43,733
			3,553,916
Net Assets ($)			136,511,136
Composition of Net Assets ($):
Paid-in capital			128,221,995
Accumulated undistributed investment income—net			28,699
Accumulated net realized gain (loss) on investments			291,537
Accumulated net unrealized appreciation
(depreciation) on investments			7,968,905
Net Assets ($)			136,511,136

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	6,452,783	2,014,217	128,044,136
Shares Outstanding	277,658	86,652	5,507,110
Net Asset Value Per Share ($)	23.24	23.24	23.25

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2013 (Unaudited)

Investment Income ($):
Interest Income	2,012,086
Expenses:
Investment advisory fee—Note 3(a)	277,243
Administration fee—Note 3(a)	41,587
Professional fees	28,669
Registration fees	21,048
Shareholder servicing costs—Note 3(c)	16,861
Prospectus and shareholders’ reports	8,959
Distribution fees—Note 3(b)	7,721
Custodian fees—Note 3(c)	5,803
Trustees’ fees and expenses—Note 3(d)	4,201
Loan commitment fees—Note 2	927
Miscellaneous	18,557
Total Expenses	431,576
Less—reduction in expenses due to undertaking—Note 3(a)	(99,937)
Less—reduction in fees due to earnings credits—Note 3(c)	(12)
Net Expenses	331,627
Investment Income—Net	1,680,459
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	283,650
Net unrealized appreciation (depreciation) on investments	(785,468)
Net Realized and Unrealized Gain (Loss) on Investments	(501,818)
Net Increase in Net Assets Resulting from Operations	1,178,641

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012
Operations ($):
Investment income—net	1,680,459	3,493,290
Net realized gain (loss) on investments	283,650	816,961
Net unrealized appreciation
(depreciation) on investments	(785,468)	2,952,413
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,178,641	7,262,664
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(74,462)	(146,942)
Class C Shares	(14,878)	(23,008)
Class I Shares	(1,581,172)	(3,303,258)
Net realized gain on investments:
Class A Shares	(34,522)	(53,767)
Class C Shares	(11,025)	(10,843)
Class I Shares	(667,647)	(1,442,321)
Total Dividends	(2,383,706)	(4,980,139)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,077,970	5,704,291
Class C Shares	296,987	1,331,400
Class I Shares	21,185,645	23,367,976
Dividends reinvested:
Class A Shares	102,794	185,889
Class C Shares	25,649	33,302
Class I Shares	2,049,529	4,333,470
Cost of shares redeemed:
Class A Shares	(1,309,570)	(4,123,686)
Class C Shares	(333,802)	(65,374)
Class I Shares	(22,280,165)	(30,025,424)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	815,037	741,844
Total Increase (Decrease) in Net Assets	(390,028)	3,024,369
Net Assets ($):
Beginning of Period	136,901,164	133,876,795
End of Period	136,511,136	136,901,164
Undistributed investment income—net	28,699	18,752

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012
Capital Share Transactions:
Class A
Shares sold	46,100	246,966
Shares issued for dividends reinvested	4,405	8,026
Shares redeemed	(56,066)	(178,293)
Net Increase (Decrease) in Shares Outstanding	(5,561)	76,699
Class C
Shares sold	12,680	57,408
Shares issued for dividends reinvested	1,099	1,438
Shares redeemed	(14,330)	(2,814)
Net Increase (Decrease) in Shares Outstanding	(551)	56,032
Class I
Shares sold	907,317	1,004,977
Shares issued for dividends reinvested	87,780	187,237
Shares redeemed	(954,911)	(1,293,839)
Net Increase (Decrease) in Shares Outstanding	40,186	(101,626)

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	March 31, 2013		Year Ended September 30,
Class A Shares	(Unaudited)		2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	23.44		23.05	22.95	22.45	21.07
Investment Operations:
Investment income—net[b]	.26		.53	.61	.61	.32
Net realized and unrealized
gain (loss) on investments	(.09)		.64	.14	.54	1.42
Total from Investment Operations	.17		1.17	.75	1.15	1.74
Distributions:
Dividends from investment income—net	(.25)		(.52)	(.62)	(.65)	(.36)
Dividends from net realized
gain on investments	(.12)		(.26)	(.03)	—	—
Total Distributions	(.37)		(.78)	(.65)	(.65)	(.36)
Net asset value, end of period	23.24		23.44	23.05	22.95	22.45
Total Return (%)[c]	.70	[d]	5.19	3.38	5.24	8.30	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	[e]	.90	.98	.96	.96	[e]
Ratio of net expenses to average net assets	.70	[e]	.80	.80	.80	.80	[e]
Ratio of net investment income
to average net assets	2.20	[e]	2.25	2.72	2.80	3.31	[e]
Portfolio Turnover Rate	8.08	[d]	21.97	27.67	32.07	22.49
Net Assets, end of period ($ x 1,000)	6,453		6,639	4,760	1,665	55

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

Six Months Ended
	March 31, 2013		Year Ended September 30,
Class C Shares	(Unaudited)		2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	23.45		23.05	22.95	22.45	21.07
Investment Operations:
Investment income—net[b]	.17		.35	.45	.40	.27
Net realized and unrealized
gain (loss) on investments	(.09)		.66	.13	.59	1.39
Total from Investment Operations	.08		1.01	.58	.99	1.66
Distributions:
Dividends from investment income—net	(.17)		(.35)	(.45)	(.49)	(.28)
Dividends from net realized
gain on investments	(.12)		(.26)	(.03)	—	—
Total Distributions	(.29)		(.61)	(.48)	(.49)	(.28)
Net asset value, end of period	23.24		23.45	23.05	22.95	22.45
Total Return (%)[c]	.38	[d]	4.39	2.60	4.46	7.91	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.63	[e]	1.67	1.73	1.74	1.72	[e]
Ratio of net expenses to average net assets	1.45	[e]	1.55	1.55	1.55	1.55	[e]
Ratio of net investment income
to average net assets	1.45	[e]	1.48	1.99	1.94	2.59	[e]
Portfolio Turnover Rate	8.08	[d]	21.97	27.67	32.07	22.49
Net Assets, end of period ($ x 1,000)	2,014		2,045	719	480	16

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2013				Year Ended September 30,
Class I Shares	(Unaudited)		2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value,
beginning of period	23.45		23.06	22.95	22.45	20.85	21.60
Investment Operations:
Investment income—net[b]	.29		.60	.70	.73	.79	.79
Net realized and unrealized
gain (loss) on investments	(.09)		.65	.14	.50	1.60	(.75)
Total from Investment Operations	.20		1.25	.84	1.23	2.39	.04
Distributions:
Dividends from
investment income—net	(.28)		(.60)	(.70)	(.73)	(.79)	(.79)
Dividends from net realized
gain on investments	(.12)		(.26)	(.03)	—	—	—
Total Distributions	(.40)		(.86)	(.73)	(.73)	(.79)	(.79)
Net asset value, end of period	23.25		23.45	23.06	22.95	22.45	20.85
Total Return (%)	.83	[c]	5.54	3.79	5.61	11.73	.12
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.59	[d]	.61	.63	.64	.67	.60
Ratio of net expenses
to average net assets	.45	[d]	.45	.45	.45	.45	.45
Ratio of net investment income
to average net assets	2.45	[d]	2.61	3.10	3.26	3.74	3.63
Portfolio Turnover Rate	8.08	[c]	21.97	27.67	32.07	22.49	34
Net Assets, end of period
($ x 1,000)	128,044		128,217	128,398	109,470	106,900	141,949

a The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Intermediate Tax Exempt Bond Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investment s relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.All of the preceding securities are categorized within Level 2 of the fair value hierarchy

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	135,290,784	—	135,290,784

At March 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and rec-

ognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2012 was as follows: tax-exempt income $3,473,208, ordinary income $342,590 and long-term capital gains $1,164,341. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2013, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the funds average daily net assets and is payable monthly.The Manager has agreed from October 1, 2012 through February 1, 2014, to waive receipt of its fees and assume the expenses of the fund so that the direct expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .45% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $99,937 during the period ended March 31, 2013.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as for related facilities and equipment. The fee is based on the fund’s average daily net assets and computed at the fol-

lowing annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $41,587 during the period ended March 31, 2013.

During the period ended March 31, 2013, the Distributor retained $838 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2013, Class C shares were charged $7,721 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2013, Class A and Class C shares were charged $8,508 and $2,573, respectively, pursuant to the Shareholder Services Plan.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2013, the fund was charged $3,272 for transfer agency services and $66 for cash management services. Cash management fees were partially offset by earnings credits of $12.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2013, the fund was charged $5,803 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2013, the fund was charged $43 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended March 31, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $46,325, Distribution Plan fees $1,271, Shareholder Services Plan fees $1,831, custodian fees $4,115, Chief Compliance Officer fees $5,972 and transfer agency fees $1,197, which are offset against an expense reimbursement currently in effect in the amount of $12,883.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2013, amounted to $13,352,446 and $10,924,919, respectively.

At March 31, 2013, accumulated net unrealized appreciation on investments was $7,968,905, consisting of $7,981,507 gross unrealized appreciation and $12,602 gross unrealized depreciation.

At March 31, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On April 18, 2013, the Board authorized the fund to offer Class Y shares, as a new class of shares, to certain investors, including certain institutional investors. Effective on or about July 1, 2013, ClassY shares will be offered at net asset value and will not be subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.

NOTE 6—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S INVESTMENT ADVISORY AND
ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except the five- and ten-year periods when the fund’s performance was at or above the Performance Group and Performance Universe medians.

The Board also noted that the fund’s yield performance was at or below the Performance Group medians for all ten one-year periods ended December 31st and above the Performance Universe medians for eight of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average. The Board noted that the fund outperformed the Lipper category average in eight out of the past ten calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group median and below the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 1, 2014, so that annual direct fund operating expenses of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed .45% of the fund’s average daily net assets. Dreyfus representatives also noted that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differ-

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

ences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall perfor- mance but was somewhat concerned with the fund’s recent relative performance and agreed to closely monitor performance.

  The Board concluded that the fees paid to Dreyfus were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
33	Information About the Renewal of the Fund’s Investment Advisory and Administration Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Emerging
Markets Core Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus/The Boston Company Emerging Markets Core Equity Fund covers the six-month period from October 1, 2012, through March 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable principal appreciation for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence. While global economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2012, through March 31, 2013, as provided by Sean P. Fitzgibbon and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2013, Dreyfus/The Boston Company Emerging Markets Core Equity Fund’s Class A shares produced a total return of 6.83%, Class C shares returned 6.43% and Class I shares returned 6.94%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), produced a total return of 3.64% for the same period.2

Emerging markets equities posted relatively mild gains over the reporting period, on average, as global economic conditions improved.The fund produced higher returns than its benchmark, primarily due to successful security selections in the industrials and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of companies that are located in foreign countries represented in the MSCI EM Index.The fund may invest up to 20% of its net assets in fixed income securities and may invest in preferred stocks of any credit quality if common stocks of the relevant company are not available.The fund employs a “bottom-up” investment approach, which emphasizes individual stock selection.

Emerging Markets Produced Mixed Results

The reporting period began in the midst of improving investor sentiment after several central banks announced measures to stimulate their economies, the head of the European Central Bank signaled the central bank’s commitment to supporting the euro, and the U.S. economic recovery gained momentum.The apparent containment of the European Union’s financial issues led to a more constructive outlook for nearby Eastern European nations. Meanwhile, in China, industrial production increased over the final months of 2012, but disappointing corporate earnings over the opening months of 2013 sparked renewed concerns regarding a major engine of

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

global growth. In other Asian markets, gains in Thailand were balanced by weakness in India. Some other developing economies also did not experience market rebounds. Most notably, Brazil’s growth was undermined early in the reporting period by government intervention in the nation’s energy, utilities and industrials sectors, and South Africa was hurt by labor unrest in its mining industry.

Although international investors generally continued to turn their attention from near-term worries to longer term growth prospects in this environment, emerging equity markets produced disparate returns more commensurate with local conditions than global influences. For example, stocks in Turkey and the Philippines advanced strongly over the reporting period, but China, Brazil and Russia provided generally flat results.

Fund Strategies Added Value

The fund’s security selection strategies produced positive relative results over the reporting period. Gains were especially robust in China, where generally overweighted exposure and favorable stock selections buoyed returns.The fund’s holdings of Chinese health care stocks fared especially well. For example, medical equipment maker Mindray Medical International, ADR saw orders increase along with spending by an expanding middle class of consumers. In addition, energy producer China Petroleum & Chemical, Cl. H benefited from increased transparency in its refining business.

From an industry group perspective, the fund’s relative performance was bolstered by its investments in the industrials sector, where Airports of Thailand, operator of Bangkok’s international hub, encountered higher travel volumes. In Turkey, rising defense spending amid heightened regional tensions lifted the stock price of military technology provider Aselsan Elektronik SanayiVeTicaret.Among energy companies, the fund’s focus on producers that appeared likely to meet production targets helped it achieve above-average results in a lagging market sector. In addition to gains in China Petroleum & Chemical, the fund largely avoided weakness in Brazil’s Petróleo Brasileiro, which was hurt by decelerating production and refining volumes.

Disappointments during the reporting period included Indian iron ore producer NMDC, as weakening demand from steelmakers hurt sales.The fund’s stock selections in the information technology sector lagged their respective benchmark components, mainly due to weakness among companies that are part of the supply chain for U.S. electronics giant Apple, which encountered intensifying competitive pressures. For

4

example,Taiwanese product assembler Hon Hai Precision Industry lost value despite a well-diversified customer base. In the consumer discretionary sector, results were mildly constrained by Brazilian homebuilder Rossi Residencial, which was hurt by weaker-than-expected demand and rising costs. South Korea’s Hyundai Motor struggled with rising competitive pressures from Japanese automakers benefiting from a depreciating yen.

Maintaining a Constructive Posture

Although we remain cautious with regard to the near-term outlook for corporate earnings in the emerging markets, we believe that longer term drivers of growth remain intact. Rising personal incomes in many developing nations are likely to continue to drive demand higher across several industry groups. In addition, equity market valuations have remained slightly below historical averages. Consequently, we have maintained the fund’s generally constructive investment posture, but we are prepared to adjust our strategies as economic and business conditions evolve.

April 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies.These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets.The index consists of select designated MSCI emerging market national indices. MSCI Indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Emerging Markets Core Equity Fund from October 1, 2012 to March 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 28, 2013†

	Class A	Class C	Class I
Expenses paid per $1,000††	$8.11	$11.90	$6.85
Ending value (after expenses)	$1,068.30	$1,064.30	$1,069.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 28, 2013†

	Class A	Class C	Class I
Expenses paid per $1,000††	$7.91	$11.60	$6.68
Ending value (after expenses)	$1,016.67	$1,013.00	$1,017.90

†	March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
††	Expenses are equal to the fund’s annualized expense ratio of 1.60% for Class A, 2.35% for Class C and 1.35% for
Class I, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 28, 2013 (Unaudited)†

Common Stocks—92.3%	Shares		Value ($)
Brazil—4.5%
Arteris	4,800		53,802
Cia de Bebidas das Americas, ADR	1,240		52,489
Cia de Saneamento Basico do Estado de Sao Paulo	700	[a]	33,220
Fleury	2,900		27,439
Grupo BTG Pactual	100		1,673
Petroleo Brasileiro	3,000		24,897
Rossi Residencial	13,725		20,852
			214,372
Chile—.7%
ENTEL	1,500		31,782
China—15.5%
AAC Technologies Holdings	10,000		48,051
Air China, Cl. H	6,000		5,333
Bank of China, Cl. H	160,000		74,202
China BlueChemical, Cl. H	58,000		35,939
China Communications Construction, Cl. H	77,000		71,618
China Construction Bank, Cl. H	121,000		98,826
China Petroleum & Chemical, Cl. H	88,000		103,615
China Telecom, Cl. H	120,000		60,444
Focus Media Holding, ADR	720		19,303
Great Wall Motor, Cl. H	19,250		65,220
Huaneng Power International, Cl. H	44,000		46,933
Mindray Medical International, ADR	670		26,760
Sino Biopharmaceutical	28,000		19,550
WuXi PharmaTech, ADR	2,510	[a]	43,122
Zhen Ding Technology Holding	8,000		18,995
			737,911
Hong Kong—3.4%
China Mobile	2,320		24,567
China Overseas Land & Investment	18,000		49,623
CNOOC	32,000		61,506
Shimao Property Holdings	13,000		24,953
			160,649

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
India—5.9%
Apollo Tyres	10,860		16,675
Cairn India	7,190		36,043
Grasim Industries, GDR	240		12,432
ICICI Bank	2,660		51,154
JSW Steel	680		8,412
Maruti Suzuki India	980		23,102
NMDC	3,910		9,863
Oil & Natural Gas	4,060		23,262
Power Finance	9,160		30,455
Sterlite Industries India	28,540		49,203
Wockhardt	580	[a]	21,400
			282,001
Indonesia—2.8%
Bank Negara Indonesia Persero	38,000		19,748
Indofood Sukses Makmur	49,000		37,566
Telekomunikasi Indonesia Persero	68,500		77,541
			134,855
Malaysia—2.0%
AMMB Holdings	22,400		47,310
Malayan Banking	15,170		46,051
			93,361
Mexico—2.8%
Empresas ICA	7,800	[a]	26,024
Fomento Economico Mexicano, ADR	400		45,400
Grupo Financiero Banorte, Ser. O	7,900		63,327
			134,751
Peru—.6%
Credicorp	170		28,228
Philippines—.9%
Metropolitan Bank & Trust	15,040		43,119
Russia—10.4%
Gazprom, ADR	8,330		71,221
Lukoil, ADR	2,230		143,612

8

Common Stocks (continued)	Shares	Value ($)
Russia (continued)
Mail.ru Group	1,100	30,470
MMC Norilsk Nickel, ADR	1,880	31,753
Mobile Telesystems, ADR	3,090	64,087
Sberbank of Russia, ADR	3,560	45,390
Sberbank of Russia, ADR	4,060	51,804
Surgutneftegas, ADR	6,460	57,752
		496,089
South Africa—4.1%
AngloGold Ashanti	1,020	23,859
FirstRand	7,630	26,719
Growthpoint Properties	6,922	20,287
Imperial Holdings	1,760	40,238
MTN Group	3,434	60,305
Tiger Brands	710	22,701
		194,109
South Korea—14.4%
BS Financial Group	2,430	32,980
Daelim Industrial	390	31,933
DGB Financial Group	2,970	44,846
Hana Financial Group	1,500	52,849
Hankook Tire	512	22,112
Hyundai Motor	708	142,224
KT	1,090	34,387
KT&G	622	42,208
Kukdo Chemical	320	13,949
Samsung Electronics	134	181,862
SK Telecom	170	27,580
Youngone	1,466	55,999
		682,929
Taiwan—8.9%
CTCI	18,000	34,673
E.Sun Financial Holding	47,000	28,371
Hon Hai Precision Industry	37,400	103,436

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Taiwan (continued)
King Yuan Electronics	6,000		4,053
Mega Financial Holding	73,080		59,021
Taiwan Semiconductor Manufacturing, ADR	7,679		132,002
TPK Holding	3,000		59,594
			421,150
Thailand—7.0%
Airports of Thailand	12,700		53,124
Asian Property Development	49,740		15,966
Bangkok Bank	7,200		55,564
CP ALL	17,400		27,183
PTT	4,300		47,574
PTT Global Chemical	27,143		64,417
Siam Commercial Bank	4,500		27,275
Thanachart Capital	29,000		44,314
			335,417
Turkey—4.1%
Aselsan Elektronik Sanayi Ve Ticaret	3,590		20,834
Kardemir Karabuk Demir Celik Sanayi ve Ticaret, Cl. D	24,100		21,579
Koza Altin Isletmeleri	1,110		25,951
TAV Havalimananlari Holdings	2,350		15,132
Turkcell Iletisim Hizmetleri	3,710	[a]	24,914
Turkiye Halk Bankasi	3,560		38,073
Turkiye Is Bankasi, Cl. C	13,080		49,738
			196,221
United States—4.3%
iShares MSCI Emerging Markets Index Fund	4,760		203,585
Total Common Stocks
(cost $3,767,291)			4,390,529

Preferred Stocks—6.4%
Brazil
Bradespar	1,200		15,553
Cia Brasileira de Distribuicao Grupo Pao de Acucar	1,400		73,715
Cia de Bebidas das Americas	1,200		50,138
Cia de Saneamento de Minas Gerais	800		19,363

10

Preferred Stocks (continued)	Shares	Value ($)
Brazil (continued)
Cia Energetica de Minas Gerais	200	2,350
Itau Unibanco Holding	4,000	71,439
Vale	4,400	72,486
Total Preferred Stocks
(cost $281,018)		305,044

Other Investment—1.1%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $50,475)	50,475 [b]	50,475
Total Investments (cost $4,098,784)	99.8%	4,746,048
Cash and Receivables (Net)	.2%	10,826
Net Assets	100.0%	4,756,874

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
ADR—American Depository Receipts
GDR—Global Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)††

	Value (%)		Value (%)
Financial	26.1	Industrial	6.6
Information Technology	12.2	Exchange-Traded Funds	4.3
Energy	12.0	Health Care	2.9
Consumer Discretionary	8.5	Utilities	2.1
Telecommunication Services	8.5	Money Market Investment	1.1
Materials	8.1
Consumer Staples	7.4		99.8

†† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013 (Unaudited)†

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	4,048,309	4,695,573
Affiliated issuers	50,475	50,475
Cash denominated in foreign currencies	14,948	14,882
Receivable for investment securities sold		37,945
Dividends receivable		13,002
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		11
Prepaid expenses		30,060
		4,841,948
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		22,214
Due to Administrator—Note 3(a)		366
Cash overdraft due to Custodian		3,063
Payable for investment securities purchased		39,138
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		76
Accrued expenses		20,217
		85,074
Net Assets ($)		4,756,874
Composition of Net Assets ($):
Paid-in capital		5,042,396
Accumulated distributions in excess of investment income—net		(6,066)
Accumulated net realized gain (loss) on investments		(926,501)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		647,045
Net Assets ($)		4,756,874

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	114,277	103,308	4,539,289
Shares Outstanding	5,408	5,113	216,522
Net Asset Value Per Share ($)	21.13	20.20	20.96

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 28, 2013 (Unaudited)†

Investment Income ($):
Income:
Cash dividends (net of $4,251 foreign taxes withheld at source):
Unaffiliated issuers	37,326
Affiliated issuers	18
Total Income	37,344
Expenses:
Investment advisory fee—Note 3(a)	25,209
Custodian fees—Note 3(c)	37,263
Professional fees	20,789
Registration fees	19,655
Prospectus and shareholders’ reports	5,499
Administration fees—Note 3(a)	2,292
Shareholder servicing costs—Note 3(c)	2,090
Distribution fees—Note 3(b)	361
Trustees’ fees and expenses—Note 3(d)	127
Loan commitment fees—Note 2	24
Miscellaneous	9,885
Total Expenses	123,194
Less—reduction in expenses due to undertaking—Note 3(a)	(91,600)
Less—reduction in fees due to earnings credits—Note 3(c)	(2)
Net Expenses	31,592
Investment Income—Net	5,752
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	266,292
Net realized gain (loss) on forward foreign currency exchange contracts	(794)
Net Realized Gain (Loss)	265,498
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	41,183
Net unrealized appreciation (depreciation) on forward
foreign currency exchange contracts	(65)
Net Unrealized Appreciation (Depreciation)	41,118
Net Realized and Unrealized Gain (Loss) on Investments	306,616
Net Increase in Net Assets Resulting from Operations	312,368
† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 28, 2013	Year Ended
	(Unaudited)†	September 30, 2012
Operations ($):
Investment income—net	5,752	56,994
Net realized gain (loss) on investments	265,498	(740,096)
Net unrealized appreciation
(depreciation) on investments	41,118	1,672,154
Net Increase (Decrease) in Net Assets
Resulting from Operations	312,368	989,052
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(517)
Class C Shares	—	(200)
Class I Shares	—	(64,392)
Net realized gain on investments:
Class A Shares	—	(27,294)
Class C Shares	—	(33,777)
Class I Shares	—	(808,941)
Total Dividends	—	(935,121)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	7,055	25,691
Class C Shares	5,942	67,180
Class I Shares	5,580	298,380
Dividends reinvested:
Class A Shares	—	27,811
Class C Shares	—	33,977
Class I Shares	—	442,938
Cost of shares redeemed:
Class A Shares	(7,579)	(90,543)
Class C Shares	(36)	(151,101)
Class I Shares	(56,612)	(4,623,566)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(45,650)	(3,969,233)
Total Increase (Decrease) in Net Assets	266,718	(3,915,302)
Net Assets ($):
Beginning of Period	4,490,156	8,405,458
End of Period	4,756,874	4,490,156
Distributions in excess of investment income—net	(6,066)	(11,818)

14

	Six Months Ended
	March 28, 2013	Year Ended
	(Unaudited)†	September 30, 2012
Capital Share Transactions:
Class A
Shares sold	333	1,195
Shares issued for dividends reinvested	—	1,572
Shares redeemed	(359)	(4,563)
Net Increase (Decrease) in Shares Outstanding	(26)	(1,796)
Class C
Shares sold	309	3,206
Shares issued for dividends reinvested	—	1,989
Shares redeemed	(2)	(7,794)
Net Increase (Decrease) in Shares Outstanding	307	(2,599)
Class I
Shares sold	262	15,131
Shares issued for dividends reinvested	—	25,412
Shares redeemed	(2,711)	(192,364)
Net Increase (Decrease) in Shares Outstanding	(2,449)	(151,821)

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 28, 2013				Year Ended September 30,
Class A Shares	(Unaudited)†		2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value,
beginning of period	19.78		21.86	26.99	22.70	13.55
Investment Operations:
Investment income—net[b]	.00	[c]	.07	.09	.17	.14
Net realized and unrealized
gain (loss) on investments	1.35		2.15	(5.14)	4.12	9.01
Total from Investment Operations	1.35		2.22	(5.05)	4.29	9.15
Distributions:
Dividends from
investment income—net	—		(.08)	(.08)	—	—
Dividends from net realized
gain on investments	—		(4.22)	—	—	—
Total Distributions	—		(4.30)	(.08)	—	—
Net asset value, end of period	21.13		19.78	21.86	26.99	22.70
Total Return (%)[d]	6.83	[e]	12.48	(18.77)	18.85	67.60	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	5.98	[f]	5.55	3.66	3.69	11.21	[f]
Ratio of net expenses
to average net assets	1.60	[f]	2.25	2.25	2.25	2.00	[f]
Ratio of net investment income
to average net assets	.02	[f]	.36	.30	.71	1.56	[f]
Portfolio Turnover Rate	27.28	[e]	70.79	75.59	102.30	157.45
Net Assets, end of period
($ x 1,000)	114		107	158	152	25

†	March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

16

Six Months Ended
March 28, 2013				Year Ended September 30,
Class C Shares	(Unaudited)†		2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value,
beginning of period	18.98		21.23	26.36	22.62	13.55
Investment Operations:
Investment (loss)—net[b]	(.07)		(.14)	(.16)	(.13)	(.03)
Net realized and unrealized
gain (loss) on investments	1.29		2.14	(4.97)	4.17	9.10
Total from Investment Operations	1.22		2.00	(5.13)	4.04	9.07
Distributions:
Dividends from
investment income—net	—		(.03)	—	(.30)	—
Dividends from net realized
gain on investments	—		(4.22)	—	—	—
Total Distributions	—		(4.25)	—	(.30)	—
Net asset value, end of period	20.20		18.98	21.23	26.36	22.62
Total Return (%)[c]	6.43	[d]	11.63	(19.43)	17.95	66.94	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	6.51	[e]	5.79	3.92	4.18	3.80	[e]
Ratio of net expenses
to average net assets	2.35	[e]	3.00	3.00	3.00	2.75	[e]
Ratio of net investment (loss)
to average net assets	(.72)[e]		(.69)	(.58)	(.57)	(.35)[e]
Portfolio Turnover Rate	27.28	[d]	70.79	75.59	102.30	157.45
Net Assets, end of period
($ x 1,000)	103		91	157	258	178

†	March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 28, 2013				Year Ended September 30,
Class I Shares	(Unaudited)†		2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value,
beginning of period	19.60		21.82	26.79	22.67	21.33	33.24
Investment Operations:
Investment income—net[b]	.03		.24	.25	.18	.24	.35
Net realized and unrealized
gain (loss) on investments	1.33		2.10	(5.11)	4.26	2.21	(8.86)
Total from Investment Operations	1.36		2.34	(4.86)	4.44	2.45	(8.51)
Distributions:
Dividends from
investment income—net	—		(.34)	(.11)	(.32)	(.26)	(.26)
Dividends from net realized
gain on investments	—		(4.22)	—	—	(.85)	(3.14)
Total Distributions	—		(4.56)	(.11)	(.32)	(1.11)	(3.40)
Net asset value, end of period	20.96		19.60	21.82	26.79	22.67	21.33
Total Return (%)	6.94	[c]	13.36	(18.27)	19.73	14.90	(28.51)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	5.33	[d]	4.66	2.83	3.07	3.50	2.74
Ratio of net expenses
to average net assets	1.35	[d]	1.50	1.50	1.50	1.43	1.45
Ratio of net investment income
to average net assets	.28	[d]	1.19	.90	.75	1.43	1.21
Portfolio Turnover Rate	27.28	[c]	70.79	75.59	102.30	157.45	128
Net Assets, end of period
($ x 1,000)	4,539		4,291	8,090	15,978	16,585	15,328

† March 28, 2013 represents the last business day of the fund’s semiannual period. See Note 1.
a The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Since March 28, 2013 represents the last day during the fund’s semi-annual period on which the New York Stock Exchange was open for trading, the fund’s financial statements have been presented through that date to maintain consistency with the fund’s net asset value calculations used for shareholder transactions.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

20

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

22

The following is a summary of the inputs used as of March 28, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	4,186,944	—	—	4,186,944
Exchange-Traded
Funds	203,585	—	—	203,585
Mutual Funds	50,475	—	—	50,475
Preferred Stocks†	305,044	—	—	305,044
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	11	—	11
Liabilities ($)
Other Financial Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(76)	—	(76)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At September 30, 2012, $23,580 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 28, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2012($)	Purchases ($)	Sales($)	3/28/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	706,112	655,637	50,475	1.1

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

24

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 28, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $1,038,036 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2012. The fund has $699,710 of post-enactment short-term capital losses and $338,326 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2012 was as follows: ordinary income $65,109 and long-term capital gains $870,012. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A.

26

was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 28, 2013, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly. The Manager has agreed from October 1, 2012 through February 1, 2014 to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.35% of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $91,600 during the period ended March 28, 2013.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $2,292 during the period ended March 28, 2013.

During the period ended March 28, 2013, the Distributor retained $25 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 28, 2013, Class C shares were charged $361 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 28, 2013, Class A and Class C shares were charged $139 and $120, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

28

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended March 28, 2013, the fund was charged $555 for transfer agency services and $13 for cash management services. Cash management fees were partially offset by earnings credits of $2.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 28, 2013 the fund was charged $37,263 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended March 28, 2013, the fund was charged $9 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended March 28, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $4,029, Distribution Plan fees $59, Shareholder Services Plan fees $42, custodian fees $16,409, Chief Compliance Officer fees $5,972 and transfer agency fees $776, which are offset against an expense reimbursement currently in effect in the amount of $5,073.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended March 28, 2013, redemption fees charged and retained by the fund amounted to $153.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 28, 2013, amounted to $1,264,658 and $1,343,049, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended March 28, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to

30

foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at March 28, 2013:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Brazilian Real,
Expiring:
4/1/2013[a]	11,852	5,879	5,865	(14)
4/2/2013[a]	18,567	9,212	9,188	(24)
4/3/2013[a]	23,549	11,669	11,653	(16)
Indian Rupee,
Expiring
4/2/2013[b]	92,216,614	9,496	9,490	(6)
Indonesian Rupiah,
Expiring
4/2/2013[c]	159,884	2,944	2,942	(2)
Sales:		Proceeds ($)
Brazilian Real,
Expiring:
4/1/2013[a]	5,168	2,561	2,557	4
4/2/2013[a]	7,831	3,882	3,876	6
4/3/2013[a]	7,832	3,877	3,876	1
Indian Rupee,
Expiring:
4/2/2013[b]	395,840	7,282	7,283	(1)
4/3/2013[b]	12,200	223	225	(2)
South Korean Won,
Expiring:
3/29/2013[c]	1,267,555	1,138	1,139	(1)
4/1/2013[c]	850,285	763	764	(1)
Turkish Lira,
Expiring:
4/1/2013[d]	2,399	1,324	1,326	(2)
4/1/2013[e]	6,741	3,719	3,726	(7)
Gross Unrealized Appreciation				11
Gross Unrealized Depreciation				(76)

Counterparties:
a Citigroup
b Deutsche Bank
c HSBC
d Goldman Sachs
e UBS

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the average market value of derivatives outstanding during the period ended March 28, 2013:

Average Market Value ($)
Forward contracts	10,470

At March 28, 2013, accumulated net unrealized appreciation on investments was $647,264, consisting of $875,275 gross unrealized appreciation and $228,011 gross unrealized depreciation.

At March 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

32

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S INVESTMENT ADVISORY AND
ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the five-year period when the fund’s performance was above the Expense Universe median (and was the only fund in the Expense Group). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee (which was fully waived) was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

34

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, so that annual direct fund operating expenses of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.35% of the fund’s average daily net assets. Dreyfus representatives also noted that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability.The Board also

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

36

  The Board was somewhat concerned with the fund’s performance and agreed to closely monitor it.

  The Board concluded that the fees paid to Dreyfus were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 37

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
30	Information About the Renewal of the Fund’s Investment Advisory and Administration Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small/Mid Cap
Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund covers the six-month period from October 1, 2012, through March 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable principal appreciation for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence. While global economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2012, through March 31, 2013, as provided byToddWakefield, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended March 31, 2013, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares produced a total return of 9.45%, Class C shares returned 8.99% and Class I shares returned 9.62%.1 In comparison, the fund’s benchmark, the Russell 2500 Growth Index (the “Index”), produced a total return of 14.19% for the same period.2

Small- and midcap growth stocks generally rallied over the reporting period when investors responded positively to improved U.S. and global economic data.The fund produced lower returns than its benchmark, primarily due to shortfalls in its security selection strategy in the information technology, consumer staples and consumer discretionary sectors.

As a side note, as of April 25, 2013,ToddW.Wakefield, CFA, and Robert C. Zeuthen, CFA, are the fund’s primary portfolio managers.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap and midcap U.S. companies with market capitalizations, at the time of purchase, equal to or less than the total market capitalization of the largest company in the Index.When choosing stocks, we seek to identify high-quality small-cap and midcap companies with rapid current or expected earnings or revenue growth.We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Recovering Economy Fueled Market Gains

A sustained market rally began prior to the start of the reporting period when several macroeconomic worries failed to materialize. Instead, investors responded positively

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

to improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, expectations that new leadership in China might lead to stronger regional growth, and stimulative economic policies from a newly elected government in Japan.

U.S. stocks lost some ground in November when a contentious political debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of 2013, but last-minute legislation to address the tax increases enabled stocks to resume their rally. Positive economic data and corporate earnings strength offered further support to stock prices over the opening months of 2013. In this environment, small- and midcap stocks generally produced higher returns than large-cap stocks, but small- and midcap growth stocks lagged their more value-oriented counterparts, on average.

Stock Selections Weighed on Fund Performance

Although the fund participated in the market’s gains to a significant degree over the reporting period, its relative results were undermined by shortfalls in several market sectors. In the information technology sector, mobile advertising specialist Millennial Media was pressured due to increased competition and a more challenging outlook. Internet content delivery expert Akamai Technologies posted lower-than-expected revenues in its e-commerce division. Networking companies Riverbed Technology and F5 Networks were hurt by sluggish U.S. enterprise demand, particularly for large deals, and by heightened uncertainty regarding the future IT spending backdrop.

Among consumer staples companies, food distributor United Natural Foods fell due to lower than expected gross margins, as well as overhang related to a recent labor strike. Organic grocer Whole Foods Market struggled with unfavorable same-store sales comparisons. Convenience stores operator Casey’s General Stores also encountered a decline in same-store sales, as well as weaker sales of tobacco products. In the consumer discretionary sector, dining chains BJ’s Restaurants and BuffaloWildWings missed earnings targets.

The fund achieved better relative results from individual holdings in a variety of industry groups. Construction services firm Jacobs Engineering Group benefited from stronger end market demand and more effective cost controls. Motion picture distributor Lions Gate Entertainment achieved strong results from DVD sales of a major release, and investors looked forward to a potential joint television programming venture with CBS. Network solutions provider Acme Packet achieved solid

4

quarterly results despite weaker demand trends. Medical billing specialist athenahealth reported increased subscriber growth for its cloud-based services.Acute care hospitals operator Universal Health Services posted steady growth in its behavioral segment and is expected to benefit from the implementation of the Affordable Care Act.

Positioned for A Slow Growth Environment

During the first quarter of 2013, U.S. equities proved resilient in the face of disruptive events that investors can more confidently see through, and as such, have more measured reactions than in the recent past. A crisis was largely averted regarding the Cyprus banking issue; however, the placement of a levy on depositors for the first time could pose further challenges within the Eurozone. In addition, a slow recovery in China has raised questions regarding the country’s future growth prospects, as well as inflation concerns. Despite these global headwinds, U.S. economic growth remains supported by an improving housing market and the accommodative actions of the Fed. However, we believe fiscal policy risk remains prevalent as consumers and business are likely to limit discretionary/capital spending due to higher taxes and lower government spending, which could dampen overall economic growth throughout 2013.As such, we continue to emphasize companies that exhibit attractive growth prospects within a slow growth environment and remain focused on the strategy’s disciplined research-driven investment approach.

April 15, 2013

Please note, the position in any security highlighted with italicized tyepface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index, which is composed of the 3,000 largest U. S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from October 1, 2012 to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.33	$10.16	$3.87
Ending value (after expenses)	$1,094.50	$1,089.90	$1,096.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.14	$9.80	$3.73
Ending value (after expenses)	$1,019.85	$1,015.21	$1,021.24

† Expenses are equal to the fund’s annualized expense ratio of 1.02% for Class A, 1.95% for Class C and .74%
for Class I , multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2013 (Unaudited)

Common Stocks—98.1%	Shares		Value ($)
Automobiles & Components—.4%
Tenneco	69,110	[a]	2,716,714
Banks—2.5%
First Republic Bank	288,220		11,131,056
Prosperity Bancshares	154,020		7,299,008
			18,430,064
Capital Goods—10.9%
AMETEK	171,304		7,427,742
B/E Aerospace	99,353	[a]	5,989,992
Crane	116,270		6,494,842
EMCOR Group	143,190		6,069,824
Fortune Brands Home & Security	197,390	[a]	7,388,308
Foster Wheeler	241,660	[a]	5,521,931
Hexcel	64,818	[a]	1,880,370
Jacobs Engineering Group	287,260	[a]	16,155,502
Middleby	35,490	[a]	5,399,804
Roper Industries	45,375		5,776,691
Teledyne Technologies	69,580	[a]	5,457,855
Triumph Group	72,580		5,697,530
			79,260,391
Commercial & Professional Services—2.1%
Corporate Executive Board	167,952		9,768,088
Towers Watson & Co., Cl. A	77,957		5,403,979
			15,172,067
Consumer Durables & Apparel—4.6%
Ethan Allen Interiors	242,720	[b]	7,990,342
Fossil	48,300	[a]	4,665,780
Jarden	132,645	[a]	5,683,838
Steven Madden	133,050	[a]	5,739,777
Under Armour, Cl. A	178,420	[a]	9,135,104
			33,214,841
Consumer Services—3.1%
Bloomin’ Brands	310,955		5,556,766
Buffalo Wild Wings	66,890	[a]	5,854,882
Cheesecake Factory	148,260		5,724,319
Six Flags Entertainment	78,330		5,677,358
			22,813,325

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials—.7%
Affiliated Managers Group	35,350	[a]	5,428,700
Energy—6.2%
Dresser-Rand Group	178,700	[a]	11,018,642
Dril-Quip	85,470	[a]	7,450,420
Exterran Holdings	266,600	[a]	7,198,200
Lufkin Industries	86,640		5,752,030
McDermott International	590,230	[a]	6,486,628
QEP Resources	235,210		7,489,086
			45,395,006
Exchange-Traded Funds—5.2%
iShares Russell 2000 Growth Index Fund	298,980	[b]	32,182,207
iShares Russell 2000 Index Fund	58,270		5,502,436
			37,684,643
Food & Staples Retailing—3.8%
Casey’s General Stores	102,570		5,979,831
Harris Teeter Supermarkets	110,770		4,730,987
United Natural Foods	219,920	[a]	10,820,064
Whole Foods Market	69,860		6,060,355
			27,591,237
Food, Beverage & Tobacco—.6%
TreeHouse Foods	65,134	[a]	4,243,480
Health Care Equipment & Services—10.0%
Acadia Healthcare	187,120	[a]	5,499,457
AmerisourceBergen	92,170		4,742,147
athenahealth	55,440	[a,b]	5,379,898
Catamaran	193,214	[a]	10,246,138
Centene	135,970	[a]	5,988,119
HMS Holdings	174,850	[a]	4,747,178
Hologic	310,987	[a]	7,028,306
LifePoint Hospitals	112,280	[a]	5,441,089
MEDNAX	88,360	[a,b]	7,919,707
Universal Health Services, Cl. B	133,550		8,529,839
WellCare Health Plans	124,930	[a]	7,240,943
			72,762,821

8

Common Stocks (continued)	Shares		Value ($)
Insurance—1.0%
Fidelity National Financial, Cl. A	283,600		7,155,228
Materials—3.4%
Innophos Holdings	130,890		7,141,358
Reliance Steel & Aluminum	128,470		9,143,210
Scotts Miracle-Gro, Cl. A	191,970	[b]	8,300,783
			24,585,351
Media—3.6%
DreamWorks Animation SKG, Cl. A	395,120	[a,b]	7,491,475
Interpublic Group of Cos	558,850		7,281,816
Lions Gate Entertainment	485,095	[a,b]	11,530,708
			26,303,999
Pharmaceuticals, Biotech & Life Sciences—9.7%
Alexion Pharmaceuticals	57,820	[a]	5,327,535
Alkermes	432,510	[a]	10,254,812
ARIAD Pharmaceuticals	381,390	[a]	6,899,345
Charles River Laboratories International	165,150	[a]	7,311,191
Cubist Pharmaceuticals	122,920	[a]	5,755,114
Jazz Pharmaceuticals	120,570	[a]	6,741,069
Nektar Therapeutics	524,484	[a,b]	5,769,324
Onyx Pharmaceuticals	111,670	[a]	9,922,996
Pharmacyclics	84,340	[a,b]	6,781,779
Salix Pharmaceuticals	117,430	[a]	6,010,067
			70,773,232
Real Estate—2.3%
LaSalle Hotel Properties	33,380	[c]	847,184
Mid-America Apartment Communities	131,060	[c]	9,051,004
Potlatch	155,390	[c]	7,126,185
			17,024,373
Retailing—5.0%
GNC Holdings, Cl. A	346,870		13,625,054
LKQ	516,620	[a]	11,241,651
Rent-A-Center	138,180		5,104,369
Urban Outfitters	172,350	[a]	6,676,839
			36,647,913

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment—3.8%
Entegris	538,713	[a]	5,311,710
Lam Research	409,080	[a]	16,960,457
ON Semiconductor	622,290	[a]	5,152,561
			27,424,728
Software & Services—14.8%
Akamai Technologies	378,980	[a]	13,374,204
Electronic Arts	430,681	[a]	7,623,054
Fortinet	389,430	[a]	9,221,702
Infoblox	396,330		8,600,361
Jive Software	530,300	[a,b]	8,060,560
MAXIMUS	111,790		8,939,846
Millennial Media	686,850	[b]	4,361,498
Rackspace Hosting	138,390	[a]	6,985,927
SolarWinds	122,950	[a]	7,266,345
Sourcefire	102,363	[a]	6,062,961
Synopsys	321,660	[a]	11,541,161
Vantiv, Cl. A	476,320		11,307,837
Yelp	183,123	[b]	4,341,846
			107,687,302
Technology Hardware & Equipment—2.9%
F5 Networks	103,670	[a]	9,234,924
NETGEAR	171,393	[a]	5,743,379
Vishay Intertechnology	473,430	[a]	6,443,382
			21,421,685
Transportation—1.5%
Landstar System	93,820		5,356,184
Werner Enterprises	233,350		5,633,069
			10,989,253
Total Common Stocks
(cost $580,558,458)			714,726,353

Other Investment—1.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $14,109,471)	14,109,471	[d]	14,109,471

10

Investment of Cash Collateral
for Securities Loaned—10.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $75,147,537)	75,147,537 [d]	75,147,537
Total Investments (cost $669,815,466)	110.3%	803,983,361
Liabilities, Less Cash and Receivables	(10.3%)	(75,214,786)
Net Assets	100.0%	728,768,575

a Non-income producing security.
b Security, or portion thereof, on loan.At March 31, 2013, the value of the fund’s securities on loan was
$78,954,833 and the value of the collateral held by the fund was $81,150,425, consisting of cash collateral of
$75,147,537 and U.S. Government & Agency securities valued at $6,002,888.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	14.8	Media	3.6
Money Market Investments	12.2	Materials	3.4
Capital Goods	10.9	Consumer Services	3.1
Health Care Equipment & Services	10.0	Technology Hardware & Equipment	2.9
Pharmaceuticals,		Banks	2.5
Biotech & Life Sciences	9.7	Real Estate	2.3
Energy	6.2	Commercial & Professional Services	2.1
Exchange-Traded Funds	5.2	Transportation	1.5
Retailing	5.0	Insurance	1.0
Consumer Durables & Apparel	4.6	Diversified Financials	.7
Food & Staples Retailing	3.8	Food, Beverage & Tobacco	.6
Semiconductors &		Automobiles & Components	.4
Semiconductor Equipment	3.8		110.3

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $78,954,833)—Note 1(b):
Unaffiliated issuers	580,558,458	714,726,353
Affiliated issuers	89,257,008	89,257,008
Cash		6,449,338
Receivable for investment securities sold		9,371,702
Receivable for shares of Beneficial Interest subscribed		335,445
Dividends receivable		161,007
Prepaid expenses		50,301
		820,351,154
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		444,767
Due to Administrator—Note 3(a)		10,598
Liability for securities on loan—Note 1(b)		75,147,537
Payable for investment securities purchased		15,479,536
Payable for shares of Beneficial Interest redeemed		357,645
Accrued expenses		142,496
		91,582,579
Net Assets ($)		728,768,575
Composition of Net Assets ($):
Paid-in capital		592,834,414
Accumulated undistributed investment income—net		403,492
Accumulated net realized gain (loss) on investments		1,362,774
Accumulated net unrealized appreciation
(depreciation) on investments		134,167,895
Net Assets ($)		728,768,575

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	156,448,955	2,906,941	569,412,679
Shares Outstanding	9,807,850	190,450	35,268,086
Net Asset Value Per Share ($)	15.95	15.26	16.15

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $2,694 foreign taxes withheld at source):
Unaffiliated issuers	2,829,575
Affiliated issuers	7,603
Income from securities lending—Note 1(b)	194,500
Total Income	3,031,678
Expenses:
Investment advisory fee—Note 3(a)	1,998,111
Shareholder servicing costs—Note 3(c)	474,658
Administration fee—Note 3 (a)	62,251
Registration fees	34,465
Custodian fees—Note 3(c)	31,072
Prospectus and shareholders’ reports	28,471
Trustees’ fees and expenses—Note 3(d)	20,233
Professional fees	14,876
Distribution fees—Note 3(b)	8,564
Loan commitment fees—Note 2	3,667
Interest expense—Note 2	294
Miscellaneous	11,888
Total Expenses	2,688,550
Less—reduction in fees due to earnings credits—Note 3(c)	(477)
Net Expenses	2,688,073
Investment Income—Net	343,605
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	28,476,060
Net unrealized appreciation (depreciation) on investments	34,675,484
Net Realized and Unrealized Gain (Loss) on Investments	63,151,544
Net Increase in Net Assets Resulting from Operations	63,495,149

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012
Operations ($):
Investment income (loss)—net	343,605	(793,564)
Net realized gain (loss) on investments	28,476,060	61,828,019
Net unrealized appreciation
(depreciation) on investments	34,675,484	89,852,268
Net Increase (Decrease) in Net Assets
Resulting from Operations	63,495,149	150,886,723
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	(10,591,811)	(9,565,986)
Class C Shares	(165,811)	(104,974)
Class I Shares	(39,569,772)	(30,683,649)
Total Dividends	(50,327,394)	(40,354,609)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	17,039,258	15,462,347
Class C Shares	1,169,601	698,964
Class I Shares	82,576,336	138,633,294
Dividends reinvested:
Class A Shares	10,214,754	9,182,151
Class C Shares	149,491	82,604
Class I Shares	33,795,640	25,334,493
Cost of shares redeemed:
Class A Shares	(10,017,520)	(20,987,457)
Class C Shares	(356,057)	(271,011)
Class I Shares	(70,714,440)	(77,149,414)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	63,857,063	90,985,971
Total Increase (Decrease) in Net Assets	77,024,818	201,518,085
Net Assets ($):
Beginning of Period	651,743,757	450,225,672
End of Period	728,768,575	651,743,757
Undistributed investment income—net	403,492	59,887

14

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012
Capital Share Transactions:
Class A
Shares sold	1,155,613	1,025,580
Shares issued for dividends reinvested	729,626	664,423
Shares redeemed	(668,114)	(1,414,132)
Net Increase (Decrease) in Shares Outstanding	1,217,125	275,871
Class C
Shares sold	79,794	47,416
Shares issued for dividends reinvested	11,123	6,151
Shares redeemed	(24,503)	(18,532)
Net Increase (Decrease) in Shares Outstanding	66,414	35,035
Class I
Shares sold	5,372,774	9,282,049
Shares issued for dividends reinvested	2,386,698	1,820,007
Shares redeemed	(4,660,666)	(5,125,390)
Net Increase (Decrease) in Shares Outstanding	3,098,806	5,976,666

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	March 31, 2013		Year Ended September 30,
Class A Shares	(Unaudited)		2012	2011	2010	2009 [a]
Per Share Data ($):
Net asset value, beginning of period	15.82		12.95	12.26	11.10	8.36
Investment Operations:
Investment (loss)—net[b]	(.01)		(.06)	(.06)	(.04)	(.02)
Net realized and unrealized
gain (loss) on investments	1.34		4.08	.75	1.20	2.76
Total from Investment Operations	1.33		4.02	.69	1.16	2.74
Distributions:
Dividends from net realized
gain on investments	(1.20)		(1.15)	—	—	—
Net asset value, end of period	15.95		15.82	12.95	12.26	11.10
Total Return (%)[c]	9.45	[d]	32.36	5.63	10.45	32.78
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02	[e]	1.08	1.09	1.12	1.26
Ratio of net expenses
to average net assets	1.02	[e]	1.08	1.09	1.12	1.25
Ratio of net investment (loss)
to average net assets	(.11)[e]		(.37)	(.45)	(.35)	(.37)
Portfolio Turnover Rate	63.51	[d]	153.75	180.82	191.46	278.73
Net Assets, end of period ($ x 1,000)	156,449		135,904 107,696 107,796			186

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

16

Six Months Ended
	March 31, 2013		Year Ended September 30,
Class C Shares	(Unaudited)		2012	2011	2010	2009 [a]
Per Share Data ($):
Net asset value, beginning of period	15.26		12.63	12.06	11.05	8.36
Investment Operations:
Investment (loss)—net[b]	(.08)		(.18)	(.18)	(.13)	(.06)
Net realized and unrealized
gain (loss) on investments	1.28		3.96	.75	1.14	2.75
Total from Investment Operations	1.20		3.78	.57	1.01	2.69
Distributions:
Dividends from net realized
gain on investments	(1.20)		(1.15)	—	—	—
Net asset value, end of period	15.26		15.26	12.63	12.06	11.05
Total Return (%)[c]	8.99	[d]	31.21	4.73	9.14	32.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.95	[e]	1.97	1.95	1.99	2.16
Ratio of net expenses
to average net assets	1.95	[e]	1.97	1.95	1.99	2.00
Ratio of net investment (loss)
to average net assets	(1.07)[e]		(1.24)	(1.31)	(1.21)	(1.20)
Portfolio Turnover Rate	63.51	[d]	153.75	180.82	191.46	278.73
Net Assets, end of period ($ x 1,000)	2,907		1,893	1,124	1,091	13

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2013				Year Ended September 30,
Class I Shares	(Unaudited)		2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value,
beginning of period	15.98		13.03	12.29	11.10	11.97	17.66
Investment Operations:
Investment income (loss)—net[b]	.01		(.01)	(.02)	(.01)	(.00)[c]	(.02)
Net realized and unrealized
gain (loss) on investments	1.36		4.11	.76	1.20	(.87)	(1.93)[d]
Total from Investment Operations	1.37		4.10	.74	1.19	(.87)	(1.95)
Distributions:
Dividends from
investment income—net	—		—	—	—	—	(.01)
Dividends from net realized
gain on investments	(1.20)		(1.15)	—	—	—	(3.73)
Total Distributions	(1.20)		(1.15)	—	—	—	(3.74)
Net asset value, end of period	16.15		15.98	13.03	12.29	11.10	11.97
Total Return (%)	9.62	[e]	32.81	6.02	10.72	(7.27)	(14.32)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74	[f]	.78	.77	.81	.93	1.11
Ratio of net expenses
to average net assets	.74	[f]	.78	.77	.81	.93	1.00
Ratio of net investment income
(loss) to average net assets	.17	[f]	(.07)	(.14)	(.05)	(.01)	(.15)
Portfolio Turnover Rate	63.51	[e]	153.75	180.82	191.46	278.73	201
Net Assets, end of period
($ x 1,000)	569,413		513,947	341,406	293,126	168,631	90,267

a The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Amount included litigation proceeds received by the fund of $.01 per share for the year ended September 30, 2008.
e Not annualized.
f Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I shares. Class A and Class C shares are sold primarily to retail investors through intermediaries and bear a Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data,

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	677,041,710	—	—	677,041,710
Exchange-Traded
Funds	37,684,643	—	—	37,684,643
Mutual Funds	89,257,008	—	—	89,257,008

†	See Statement of Investments for additional detailed categorizations.

At March 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value

22

of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2013, The Bank of New York Mellon earned $64,833 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2012($)	Purchases ($)	Sales ($)	3/31/2013($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	14,704,904	129,572,323	130,167,756	14,109,471	1.9
Dreyfus
Institutional
Cash
Advantage
Fund	82,390,227	279,907,105	287,149,795	75,147,537	10.3
Total	97,095,131	409,479,428	417,317,551	89,257,008	12.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $21,906,981 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2012. As a result of the fund’s April 29, 2010 merger with Dreyfus Discovery Fund, capital losses of $21,906,981 are available to offset future gains, if

24

any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limi-tation.This acquired capital loss will expire in fiscal year 2016.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2012 was as follows: ordinary income $1,503,681 and long-term capital gains $38,850,928.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2013 was approximately $51,600 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services,

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

administration, compliance monitoring, regulatory and shareholder reporting, as well as for related facilities and equipment. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $62,251 during the period ended March 31, 2013.

During the period ended March 31, 2013, the Distributor retained $439 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2013, Class C shares were charged $8,564 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2013, Class A and Class C shares were charged $177,763 and $2,855, respectively, pursuant to the Shareholder Services Plan.

26

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2013, the fund was charged $56,608 for transfer agency services and $2,630 for cash management services. Cash management fees were partially offset by earnings credits of $461. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2013, the fund was charged $31,072 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2013, the fund was charged $1,671 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $16.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended March 31, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $364,548, Distribution Plan fees $1,803, Shareholder Services Plan fees $33,594, custodian fees $20,252, Chief Compliance Officer fees $5,972 and transfer agency fees $18,598.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2013, amounted to $431,025,266 and $417,753,008, respectively.

At March 31, 2013, accumulated net unrealized appreciation on investments was $134,167,895, consisting of $142,219,493 gross unrealized appreciation and $8,051,598 gross unrealized depreciation.

At March 31, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On April 18, 2013, the Board authorized the fund to offer Class Y shares, as a new class of shares, to certain investors, including certain institutional investors. Effective on or about July 1, 2013, ClassY shares will be offered at net asset value and will not be subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.

28

NOTE 6—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S INVESTMENT ADVISORY AND
ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

30

The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the four-year period when the fund’s performance was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

32

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fees paid to Dreyfus were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

34

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
26	Information About the Renewal of the Fund’s Investment Advisory and Administration Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus/The Boston Company Small Cap Growth Fund covers the six-month period from October 1, 2012, through March 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable principal appreciation for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence. While global economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2012, through March 31, 2013.

Fund and Market Performance Overview

For the six-month period ended March 31, 2013, Dreyfus/The Boston Company Small Cap Growth Fund produced a total return of 8.45%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of 13.72% for the same period.2

Small-cap growth stocks generally rallied over the reporting period when investors responded positively to improved U.S. and global economic data.The fund produced lower returns than its benchmark, primarily due to shortfalls in its security selection strategy in the information technology, consumer discretionary, and health care sectors.

As a side note, as of April 25, 2013,ToddW.Wakefield, CFA, and Robert C. Zeuthen, CFA, are the fund’s primary portfolio managers.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Index.When choosing stocks, we seek to identify high-quality, small-cap companies that are experiencing or are expected to experience rapid current or expected earnings or revenue growth.We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Recovering Economy Fueled Market Gains

A sustained market rally began prior to the start of the reporting period when several macroeconomic worries failed to materialize. Instead, investors responded positively to improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, expectations that new leadership in China might lead to stronger regional growth, and stimulative economic policies from a newly elected government in Japan.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

U.S. stocks lost some ground in November when a contentious political debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of 2013, but last-minute legislation to address the tax increases enabled stocks to resume their rally. Positive economic data and corporate earnings strength offered further support to stock prices over the opening months of 2013. In this environment, small-cap stocks generally produced higher returns than large-cap stocks, but small-cap growth stocks lagged their more value-oriented counterparts, on average.

Stock Selections Weighed on Fund Performance

Although the fund participated in the market’s gains to a significant degree over the reporting period, its relative results were undermined by shortfalls among Internet service providers and software developers in the information technology sector. Mobile advertising specialist Millennial Media was pressured due to increased competition and a more challenging outlook. Internet television services provider Brightcove issued a disappointing outlook stemming from slower revenue growth and incremental investment in building out its salesforce. Marketing software developer Responsys reported pricing pressures when renewing existing contracts. In the consumer discretionary sector, dining chains BJ’s Restaurants and Buffalo Wild Wings missed earnings targets, and specialty retailer Select Comfort reported weaker-than-expected earnings results, which were mainly attributed to a decline in sales trends and investments in media and research and development. Despite good quarterly results, athletic footwear seller Finish Line lost value amid slowing industry-wide sales trends. Finally, in the health care sector, biotechnology firm Alexion Pharmaceuticals posted quarterly revenues that were in line with the company’s forecasts but proved disappointing to investors.

The fund achieved better relative results among exploration and production companies in the energy sector, where PDC Energy posted better-than-expected quarterly earnings results and reported strong progress at its second well within the important Utica shale formation. Oasis Petroleum rose as investors reacted positively as the company continued to exhibit strong execution and exposure to some of the most attractive shale plays. Seismic and thermal solutions provider Geospace Technologies encountered stronger demand for its exploration-related services. In other areas, motion picture distributor Lions Gate Entertainment achieved strong results from DVD sales of a major release, and investors looked forward to a potential joint television programming venture with CBS. Luxury fragrances developer Interparfums issued

4

better-than-expected earnings guidance to securities analysts. Global communications technology company Arris Group benefited from a shift to higher margin products, and energy pipeline components distributor MRG Global saw a surge in customer demand within its upstream and midstream end markets.

Positioned for A Slow Growth Environment

During the first quarter of 2013, U.S. equities proved resilient in the face of disruptive events that investors can more confidently see through, and as such, have more measured reactions than in the recent past.A crisis was largely averted regarding the Cyprus banking issue; however, the placement of a levy on depositors for the first time could pose further challenges within the Eurozone. In addition, a slow recovery in China has raised questions regarding the country’s future growth prospects, as well as inflation concerns. Despite these global headwinds, U.S. economic growth remains supported by an improving housing market and the accommodative actions of the Fed. However, we believe fiscal policy risk remains prevalent as consumers and business are likely to limit discretionary/capital spending due to higher taxes and lower government spending, which could dampen overall economic growth throughout 2013. As such, we continue to emphasize companies that exhibit attractive growth prospects within a slow growth environment and remain focused on the strategy’s disciplined research-driven investment approach.

April 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.They also tend to be less liquid than larger company stocks.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 31, 2013. Had these expenses not been absorbed, the fund’s return would have been lower.
2 SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from October 1, 2012 to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2013

Expenses paid per $1,000†	$5.20
Ending value (after expenses)	$1,084.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2013

Expenses paid per $1,000†	$5.04
Ending value (after expenses)	$1,019.95

† Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2013 (Unaudited)

Common Stocks—98.7%	Shares		Value ($)
Automobiles & Components—1.8%
Drew Industries	22,800		827,868
Tenneco	11,180	[a]	439,486
Thor Industries	21,640		796,136
			2,063,490
Banks—2.3%
Oritani Financial	37,060		574,059
PrivateBancorp	63,060		1,192,465
Prosperity Bancshares	17,960		851,124
			2,617,648
Capital Goods—8.3%
Beacon Roofing Supply	19,050	[a]	736,473
Crane	22,110		1,235,065
DXP Enterprises	12,760	[a]	953,172
EMCOR Group	18,450		782,096
Foster Wheeler	53,260	[a]	1,216,991
Hexcel	30,000	[a]	870,300
Middleby	5,540	[a]	842,911
MRC Global	18,180		598,667
Primoris Services	27,910		617,090
Teledyne Technologies	11,265	[a]	883,627
Triumph Group	11,740		921,590
			9,657,982
Commercial & Professional Services—3.5%
Corporate Executive Board	26,701		1,552,930
InnerWorkings	63,010	[a,b]	953,971
Interface	45,780		879,892
TrueBlue	31,660	[a]	669,292
			4,056,085
Consumer Durables & Apparel—2.7%
Jarden	17,460	[a]	748,161
La-Z-Boy	46,920		885,380
Oxford Industries	17,140		910,134
Steven Madden	14,910	[a]	643,217
			3,186,892

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services—4.3%
Bloomin’ Brands	34,700		620,089
Buffalo Wild Wings	6,960	[a]	609,209
Cheesecake Factory	31,160		1,203,088
Papa John’s International	11,080	[a]	684,966
SHFL Entertainment	60,280	[a]	998,840
Six Flags Entertainment	12,660		917,597
			5,033,789
Diversified Financials—1.1%
Encore Capital Group	16,970	[a,b]	510,797
Janus Capital Group	77,750		730,850
			1,241,647
Energy—6.3%
Diamondback Energy	40,240		1,080,042
Dril-Quip	18,970	[a]	1,653,615
Exterran Holdings	42,200	[a]	1,139,400
Lufkin Industries	9,460		628,049
McDermott International	97,700	[a]	1,073,723
Oasis Petroleum	23,600	[a]	898,452
PDC Energy	17,140	[a]	849,630
			7,322,911
Exchange-Traded Funds—6.5%
iShares Russell 2000 Growth Index Fund	52,580	[b]	5,659,711
iShares Russell 2000 Index Fund	20,250	[b]	1,912,208
			7,571,919
Food & Staples Retailing—3.4%
Casey’s General Stores	19,300		1,125,190
Chefs’ Warehouse	27,190	[a]	502,199
Harris Teeter Supermarkets	23,510		1,004,112
United Natural Foods	26,410	[a]	1,299,372
			3,930,873
Food, Beverage & Tobacco—1.3%
Boulder Brands	91,150	[a]	818,527
TreeHouse Foods	10,540	[a]	686,681
			1,505,208

8

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services—10.1%
Acadia Healthcare	40,350	[a]	1,185,886
Air Methods	22,030		1,062,727
Analogic	14,140		1,117,343
athenahealth	8,970	[a,b]	870,449
Catamaran	21,340	[a]	1,131,660
Centene	21,950	[a]	966,678
HMS Holdings	28,330	[a]	769,160
Insulet	36,030	[a]	931,736
LifePoint Hospitals	19,110	[a]	926,071
Merit Medical Systems	64,740	[a]	793,712
Natus Medical	63,580	[a]	854,515
WellCare Health Plans	20,240	[a]	1,173,110
			11,783,047
Household & Personal Products—2.2%
Elizabeth Arden	28,080	[a]	1,130,220
Inter Parfums	56,050		1,369,302
			2,499,522
Materials—2.5%
Flotek Industries	59,140	[a]	966,939
Innophos Holdings	21,220		1,157,763
KapStone Paper and Packaging	27,690		769,782
			2,894,484
Media—2.6%
DreamWorks Animation SKG, Cl. A	64,940	[a,b]	1,231,262
Lions Gate Entertainment	77,160	[a,b]	1,834,093
			3,065,355
Pharmaceuticals, Biotech &
Life Sciences—11.5%
Alexion Pharmaceuticals	9,030	[a]	832,024
Alkermes	76,570	[a]	1,815,475
Alnylam Pharmaceuticals	36,710	[a]	894,623
ARIAD Pharmaceuticals	44,930	[a]	812,784
Charles River Laboratories International	19,940	[a]	882,744
Cubist Pharmaceuticals	19,190	[a]	898,476

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Jazz Pharmaceuticals	17,070	[a]	954,384
Nektar Therapeutics	76,930	[a,b]	846,230
NPS Pharmaceuticals	84,810	[a]	864,214
Onyx Pharmaceuticals	11,180	[a]	993,455
Pharmacyclics	14,720	[a,b]	1,183,635
Puma Biotechnology	27,240		909,544
Salix Pharmaceuticals	20,010	[a]	1,024,112
Sunesis Pharmaceuticals	89,860	[a,b]	491,534
			13,403,234
Real Estate—3.1%
Hudson Pacific Properties	38,500	[c]	837,375
LaSalle Hotel Properties	5,910	[c]	149,996
Mid-America Apartment Communities	14,870	[c]	1,026,922
Potlatch	33,320	[c]	1,528,055
			3,542,348
Retailing—2.8%
Francesca’s Holdings	44,170	[a,b]	1,265,912
Lumber Liquidators Holdings	8,850	[a,b]	621,447
Rent-A-Center	21,330		787,930
Tractor Supply	5,380		560,219
			3,235,508
Semiconductors & Semiconductor
Equipment—3.7%
ATMI	48,050	[a]	1,077,761
Entegris	59,930	[a]	590,910
Photronics	136,650	[a]	912,822
Power Integrations	20,470		888,603
Silicon Image	168,930	[a]	821,000
			4,291,096
Software & Services—11.4%
AVG Technologies	44,750	[a,b]	622,920
Brightcove	82,910	[a]	514,871
BroadSoft	42,960	[a,b]	1,137,151
Fleetmatics Group	20,930		507,552

10

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Imperva	27,410	[a]	1,055,285
Infoblox	64,170		1,392,489
Jive Software	89,440	[a,b]	1,359,488
MAXIMUS	18,720		1,497,038
Millennial Media	92,480	[b]	587,248
Proofpoint	39,740		670,016
QLIK Technologies	38,270	[a]	988,514
Qualys	45,780		564,925
SolarWinds	9,781	[a]	578,057
Sourcefire	16,520	[a]	978,480
Yelp	35,430	[b]	840,045
			13,294,079
Technology Hardware &
Equipment—3.8%
Aruba Networks	22,900	[a,b]	566,546
Coherent	9,560		542,434
NETGEAR	27,600	[a]	924,876
RADWARE	23,650	[a]	892,314
Ruckus Wireless	30,510	[b]	640,710
Vishay Intertechnology	62,050	[a,b]	844,501
			4,411,381
Transportation—3.5%
Allegiant Travel	14,730		1,307,729
Forward Air	21,140		788,311
Landstar System	14,650		836,369
Werner Enterprises	45,880		1,107,543
			4,039,952
Total Common Stocks
(cost $89,152,754)			114,648,450

Other Investment—1.4%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,574,167)	1,574,167	[d]	1,574,167

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—15.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $17,538,207)	17,538,207 [d]	17,538,207
Total Investments (cost $108,265,128)	115.2%	133,760,824
Liabilities, Less Cash and Receivables	(15.2%)	(17,639,689)
Net Assets	100.0%	116,121,135

a Non-income producing security.
b Security, or portion thereof, on loan.At March 31, 2013, the value of the fund’s securities on loan was
$17,060,918 and the value of the collateral held by the fund was $17,538,207.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	16.5	Transportation	3.5
Pharmaceuticals,		Food & Staples Retailing	3.4
Biotech & Life Sciences	11.5	Real Estate	3.1
Software & Services	11.4	Retailing	2.8
Health Care Equipment & Services	10.1	Consumer Durables & Apparel	2.7
Capital Goods	8.3	Media	2.6
Exchange-Traded Funds	6.5	Materials	2.5
Energy	6.3	Banks	2.3
Consumer Services	4.3	Household & Personal Products	2.2
Technology Hardware & Equipment	3.8	Automobiles & Components	1.8
Semiconductors &		Food, Beverage & Tobacco	1.3
Semiconductor Equipment	3.7	Diversified Financials	1.1
Commercial & Professional Services	3.5		115.2

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,060,918)—Note 1(b):
Unaffiliated issuers	89,152,754	114,648,450
Affiliated issuers	19,112,374	19,112,374
Cash		58,240
Receivable for investment securities sold		2,166,698
Dividends and securities lending income receivable		53,396
Receivable for shares of Beneficial Interest subscribed		1,046
Prepaid expenses		13,534
		136,053,738
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		102,000
Due to Administrator—Note 3(a)		5,885
Liability for securities on loan—Note 1(b)		17,538,207
Payable for investment securities purchased		2,189,647
Payable for shares of Beneficial Interest redeemed		60,496
Accrued expenses		36,368
		19,932,603
Net Assets ($)		116,121,135
Composition of Net Assets ($):
Paid-in capital		84,447,221
Accumulated undistributed investment income—net		55,387
Accumulated net realized gain (loss) on investments		6,122,831
Accumulated net unrealized appreciation
(depreciation) on investments		25,495,696
Net Assets ($)		116,121,135
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		1,968,339
Net Asset Value, offering and redemption price per share ($)		58.99

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	601,698
Affiliated issuers	1,060
Income from securities lending—Note 1(b)	36,734
Total Income	639,492
Expenses:
Investment advisory fee—Note 3(a)	474,604
Administration fees—Note 3(a)	35,626
Shareholder servicing costs—Note 3(b)	25,163
Custodian fees—Note 3(b)	21,240
Professional fees	17,045
Registration fees	10,649
Prospectus and shareholders’ reports	3,798
Trustees’ fees and expenses—Note 3(c)	3,276
Loan commitment fees—Note 2	472
Interest expense—Note 2	125
Miscellaneous	7,399
Total Expenses	599,397
Less—reduction in expenses due to undertaking—Note 3(a)	(4,193)
Less—reduction in fees due to earnings credits—Note 3(b)	(106)
Net Expenses	595,098
Investment Income—Net	44,394
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,680,758
Net unrealized appreciation (depreciation) on investments	749,469
Net Realized and Unrealized Gain (Loss) on Investments	8,430,227
Net Increase in Net Assets Resulting from Operations	8,474,621

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012
Operations ($):
Investment income (loss)—net	44,394	(423,241)
Net realized gain (loss) on investments	7,680,758	13,851,594
Net unrealized appreciation
(depreciation) on investments	749,469	26,041,926
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,474,621	39,470,279
Dividends to Shareholders from ($):
Net realized gain on investments	(12,618,690)	(2,982,294)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	2,599,921	5,577,737
Dividends reinvested	7,458,872	1,603,362
Cost of shares redeemed	(23,485,364)	(52,883,367)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,426,571)	(45,702,268)
Total Increase (Decrease) in Net Assets	(17,570,640)	(9,214,283)
Net Assets ($):
Beginning of Period	133,691,775	142,906,058
End of Period	116,121,135	133,691,775
Undistributed investment income—net	55,387	10,993
Capital Share Transactions (Shares):
Shares sold	46,302	100,290
Shares issued for dividends reinvested	143,994	30,471
Shares redeemed	(429,226)	(950,589)
Net Increase (Decrease) in Shares Outstanding	(238,930)	(819,828)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2013				Year Ended September 30,
Class I Shares	(Unaudited)		2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value,
beginning of period	60.57		47.21	47.68	43.36	49.89	59.41
Investment Operations:
Investment income (loss)—net[b]	.02		(.16)	(.18)	(.13)	(.12)	(.11)
Net realized and unrealized
gain (loss) on investments	4.27		14.57	(.29)	4.45	(6.41)	(9.41)[c]
Total from Investment Operations	4.29		14.41	(.47)	4.32	(6.53)	(9.52)
Distributions:
Dividends from net realized
gain on investments	(5.87)		(1.05)	—	—	—	—
Net asset value, end of period	58.99		60.57	47.21	47.68	43.36	49.89
Total Return (%)	8.45	[d]	30.86	(.99)	9.96	(13.14)	(16.02)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	[e]	1.02	.97	.94	1.00	1.01
Ratio of net expenses
to average net assets	1.00	[e]	.96	.96	.94	1.00	1.01
Ratio of net investment income
(loss) to average net assets	.07	[e]	(.29)	(.33)	(.29)	(.34)	(.20)
Portfolio Turnover Rate	61.77	[d]	154.49	176.06	181.09	271	207
Net Assets, end of period
($ x 1,000)	116,121		133,692	142,906	219,144	299,563	232,706

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund of $.01 for the year ended September 30, 2008.
d Not annualized.
e Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities

18

are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	105,053,745	—	—	105,053,745
Equity Securities—
Foreign
Common Stocks†	2,022,786	—	—	2,022,786
Exchange-Traded
Funds	7,571,919	—	—	7,571,919
Mutual Funds	19,112,374	—	—	19,112,374

†	See Statement of Investments for additional detailed categorizations.

At March 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money

20

market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2013, The Bank of New York Mellon earned $12,245 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2012($)	Purchases ($)	Sales ($)	3/31/2013($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,628,913	24,209,493	25,264,239	1,574,167	1.4
Dreyfus
Institutional
Cash
Advantage
Fund	23,648,554	70,467,834	76,578,181	17,538,207	15.1
Total	26,277,467	94,677,327	101,842,420	19,112,374	16.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2012 was as follows: long-term capital gains $2,982,294. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2013 was approximately $22,000 with a related weighted average annualized interest rate of 1.14%.

22

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Manager has agreed, from February 14, 2013 through July 31, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct annual fund’s operating expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed .95% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $4,193 during the period ended March 31, 2013.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities and equipment.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $35,626 during the period ended March 31, 2013.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2013, the fund was charged $12,769 for transfer agency services and $586 for cash management services. Cash management fees were partially offset by earnings credits of $103. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2013, the fund was charged $21,240 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2013, the fund was charged $362 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $3.

During the period ended March 31, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

24

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $78,544, custodian fees $15,244, Chief Compliance Officer fees $5,972 and transfer agency fees $4,448, which are offset against an expense reimbursement currently in effect in the amount of $2,208.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2013, amounted to $72,741,265 and $97,655,522, respectively.

At March 31, 2013, accumulated net unrealized appreciation on investments was $25,495,696, consisting of $27,380,673 gross unrealized appreciation and $1,884,977 gross unrealized depreciation.

At March 31, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On April 18, 2013, the Board authorized the fund to offer Class Y shares, as a new class of shares, to certain investors, including certain institutional investors. Effective on or about July 1, 2013, ClassY shares will be offered at net asset value and will not be subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.

The Fund 25

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S INVESTMENT ADVISORY AND
ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies

26

and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, ranking in the fourth quartile of the Performance Group for most of the periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board expressed its concern with the fund’s performance and requested that Dreyfus take steps to improve it. Representatives of Dreyfus discussed with the Board members the investment style and strategy used by the fund’s portfolio managers to identify and select stocks and the role of fundamental analysis in selecting stocks. Dreyfus representatives agreed to advise the Board of steps being taken to improve fund performance at an upcoming Board meeting.

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and at the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus had contractually agreed to waive receipt of its fees and/or assume the expenses of the fund’s Class I shares, until July 31, 2012, so that annual direct fund operating expenses for Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) did not exceed 0.95% of the fund’s average daily net assets, and that the waiver expired July 31, 2012. Dreyfus representatives and the Board agreed that the waiver would be re-instituted until July 31, 2013. Dreyfus representatives also noted that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

28

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. In addition, Dreyfus representatives noted that the fund had been generally closed to new investors from July 6, 2007 until November 1, 2012, at which time the fund re-opened to new investors. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is dispro-

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

portionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board agreed to closely monitor performance and determined to approve renewal of the Investment Advisory Agreement only through October 4, 2013.

  The Board concluded that the fees paid to Dreyfus were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates,

30

of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Investment Advisory Agreement through October 4, 2013 and the renewal of the Administration Agreement was in the best interests of the fund and its shareholders.

The Fund 31

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
27	Information About the Renewal of the Fund’s Investment Advisory and Administration Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Value Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus/The Boston Company Small Cap Value Fund covers the six-month period from October 1, 2012, through March 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable principal appreciation for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence. While global economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures. Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2012, through March 31, 2013, as provided by Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2013, Dreyfus/The Boston Company Small CapValue Fund produced a total return of 16.00%.1 In comparison, the fund’s benchmark, the Russell 2000 Value Index (the “Index”), produced a total return of 15.23% for the same period.2

Small-cap value stocks generally rallied over the reporting period when investors responded positively to improved U.S. and global economic data.The fund produced higher returns than its benchmark, primarily due to successful security selections in the information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company in the Index.We use fundamental research and qualitative analysis to select stocks and look for companies with strong competitive positions, high-quality management, and financial strength. We use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, which is to identify small-cap companies that are considered to be attractively priced relative to their earnings potential; fundamentals, which is to verify the strength of the underlying business position; and catalyst, which is to identify a specific event that has the potential to cause the stocks to appreciate in value.

Recovering Economy Fueled Market Gains

A sustained market rally began prior to the start of the reporting period when several macroeconomic worries failed to materialize. Instead, investors responded positively to improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, expectations that new leadership in China might lead to stronger regional growth, and stimulative economic policies from a newly elected government in Japan.

U.S. stocks lost some ground in November when a contentious political debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

2013, but last-minute legislation to address the tax increases enabled stocks to resume their rally. Positive economic data and corporate earnings strength offered further support to stock prices over the opening months of 2013. In this environment, small-cap stocks generally produced higher returns than large-cap stocks, and small-cap value stocks outperformed their more growth-oriented counterparts, on average.

Stock Selections Buoyed Relative Performance

The fund’s relative results were bolstered during the reporting period by successful stock selections in the information technology sector, where videogame developer Take-Two Interactive Software announced strong acceptance of its next generation video games and a share buyback program, signaling management’s confidence in the company’s future cash flow prospects. Text imaging solutions provider Monotype Imaging Holdings reported better-than-expected revenues and earnings stemming from the popularity of tablet computers, flat-panel televisions and other electronic displays.Vishay Intertechnology, a leading vendor of low priced semiconductors used in a broad number of end markets reported new strength in its automotive and industrial end markets.

In the consumer discretionary sector, recreational products seller Brunswick reported better-than-expected results amid expectations of improved conditions in its boating segment, home furnishings company Ethan Allen Interiors enhanced its profit margins when new products drove gains in its retail operations, and thanks to heavy political advertising, Sinclair Broadcast Group posted robust revenues and profits in the period.

The Health Care sector also assisted returns.The management of Salix Pharmaceuticals, a leading developer of drugs for the treatment of gastro-intestinal disorders offered strong 2013 revenue guidance based on the expanding use of existing drugs as well as the launch of new products. Omnicell, a developer of automated solutions for dispensing medications reported a healthy backlog.The fourth quarter showed 10% organic revenue growth at Bruker, a manufacturer of analytical instruments used in life sciences, indicating the anticipated turnaround at the company may have taken its first step forward.

Disappointing stock selections weighed on results in the industrials sector, where Atlas AirWorldwide Holdings, a provider of long haul airline freight capacity, tempered near term earnings prospects due to soft global trade volumes and unmanned aircraft maker AeroVironment suffered an earnings shortfall amid reduced government spending. In the materials sector, precious metals producer Coeur d’Alene Mines announced an unattractive acquisition and also failed to show the silver production increase we had

4

anticipated. Carpenter Technology, a manufacturer of specialty materials was impacted by the softness in the industrial marketplace. Relative performance also was hindered by underweighted exposure to the financials sector, where the fund did not participate fully in gains among real estate investment trusts and other dividend-paying stocks as income-oriented investors reached for competitive levels of current income.

Positioned for A Moderate Growth Environment

As the year 2013 progresses, a retracement of part of the market’s earlier gains at any point would not come as a complete surprise.The path of U.S. economic recovery remains uneven, global growth prospects are likely to be challenging through the summer and political tensions have been elevated in the Far East. Any or all these issues could cause a short term change in the direction of the market.

Longer term, there are encouraging domestic and international trends developing. The U.S. economic recovery appears to be slowly broadening with upturn in the housing and automobile sectors at the forefront of the change. Credit formation has started and has historically marked the beginning of a sustained period of economic growth as financial institutions become more willing to lend. Internationally, Europe could possibly mark the nadir of its downturn this summer and begin a slow movement toward positive economic growth by year-end.

Within this environment, we will remain focused on the core strengths of our investment process: identification of fundamentally strong companies, willingness to purchase at attractive valuations and investing in businesses which generate healthy amounts of free cash flow.

April 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those
Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small CapValue Fund from October 1, 2012 to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2013

Expenses paid per $1,000†	$5.22
Ending value (after expenses)	$1,160.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2013

Expenses paid per $1,000†	$4.89
Ending value (after expenses)	$1,020.09

† Expenses are equal to the fund’s annualized expense ratio of .97% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2013 (Unaudited)

Common Stocks—99.7%	Shares		Value ($)
Automobiles & Components—2.7%
Dana Holding	362,570		6,464,623
Drew Industries	48,880		1,774,833
Thor Industries	108,070		3,975,895
			12,215,351
Banks—14.5%
Associated Banc-Corp	239,910		3,644,233
Bancorp	145,660	[a]	2,017,391
BancorpSouth	150,790	[b]	2,457,877
Brookline Bancorp	284,970		2,604,626
Cardinal Financial	79,050		1,437,129
City National	58,957		3,473,157
CoBiz Financial	176,880		1,429,190
CVB Financial	342,140		3,855,918
First Horizon National	410,530		4,384,460
First Midwest Bancorp	231,450		3,073,656
Hancock Holding	72,017		2,226,766
MB Financial	186,010		4,495,862
National Penn Bancshares	219,500		2,346,455
PacWest Bancorp	108,700	[b]	3,164,257
Provident Financial Services	177,940		2,717,144
SCBT Financial	25,380	[b]	1,279,152
SVB Financial Group	52,290	[a]	3,709,453
Synovus Financial	1,607,620		4,453,107
United Community Banks	87,650	[a]	993,951
Washington Trust Bancorp	31,030		849,601
Webster Financial	167,820		4,071,313
Western Alliance Bancorp	251,310	[a]	3,478,130
Wintrust Financial	119,370		4,421,465
			66,584,293

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Capital Goods—5.7%
Aerovironment	150,600	[a]	2,730,378
Apogee Enterprises	95,740		2,771,673
Armstrong World Industries	91,730	[a]	5,126,790
Astec Industries	78,850		2,754,231
Comfort Systems USA	143,880		2,027,269
EMCOR Group	23,280		986,839
FreightCar America	72,210		1,575,622
Granite Construction	125,234		3,987,451
II-VI	51,800	[a]	882,672
Titan International	150,760	[b]	3,178,021
			26,020,946
Commercial & Professional
Services—6.4%
Brink’s	118,790		3,357,005
Herman Miller	152,490		4,219,398
Interface	234,880		4,514,394
Korn/Ferry International	217,480	[a]	3,884,193
McGrath RentCorp	82,830		2,576,013
Steelcase, Cl. A	294,480		4,337,690
Tetra Tech	74,120	[a]	2,259,919
TrueBlue	196,370	[a]	4,151,262
			29,299,874
Consumer Durables & Apparel—6.9%
Brunswick	124,370		4,255,941
Cavco Industries	26,832	[a]	1,276,398
Deckers Outdoor	91,380	[a,b]	5,088,952
Ethan Allen Interiors	111,020	[b]	3,654,778
KB Home	120,450	[b]	2,622,196
M/I Homes	105,300	[a]	2,574,585
Meritage Homes	71,120	[a]	3,332,683
Oxford Industries	27,300		1,449,630
Skechers USA, Cl. A	153,560	[a]	3,247,794

8

Common Stocks (continued)	Shares		Value ($)
Consumer Durables & Apparel (continued)
Standard Pacific	263,140	[a,b]	2,273,530
True Religion Apparel	69,310		1,809,684
			31,586,171
Consumer Services—1.6%
Cheesecake Factory	83,490		3,223,549
Grand Canyon Education	103,150	[a]	2,618,978
SHFL Entertainment	75,260	[a]	1,247,058
			7,089,585
Diversified Financials—2.5%
Duff & Phelps, Cl. A	156,410		2,425,919
E*TRADE Financial	599,940	[a]	6,425,357
Piper Jaffray	79,930	[a]	2,741,599
			11,592,875
Energy—5.9%
Approach Resources	159,380	[a,b]	3,922,342
Cloud Peak Energy	194,680	[a]	3,656,090
Helix Energy Solutions Group	276,400	[a]	6,324,032
Matrix Service	107,200	[a]	1,597,280
McDermott International	296,600	[a]	3,259,634
Tesco	321,970	[a]	4,311,178
Unit	90,700	[a]	4,131,385
			27,201,941
Exchange-Traded Funds—1.5%
iShares Russell 2000 Value Index Fund	80,660	[b]	6,760,115
Food & Staples Retailing—1.8%
Casey’s General Stores	66,743		3,891,117
Harris Teeter Supermarkets	105,850		4,520,854
			8,411,971
Food, Beverage & Tobacco—1.3%
Dole Food	277,320	[a,b]	3,022,788
Lancaster Colony	40,200		3,095,400
			6,118,188

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment &
Services—6.6%
Allscripts Healthcare Solutions	277,160	[a]	3,766,604
AmSurg	21,450	[a]	721,578
Computer Programs & Systems	47,070		2,546,958
Ensign Group	3,130		104,542
Hanger	154,010	[a]	4,855,935
HealthSouth	190,330	[a]	5,019,002
ICU Medical	44,510	[a]	2,623,865
LifePoint Hospitals	118,200	[a]	5,727,972
Natus Medical	135,460	[a]	1,820,582
Omnicell	160,160	[a]	3,023,821
			30,210,859
Insurance—2.4%
ProAssurance	70,630		3,342,918
Protective Life	134,150		4,802,570
RLI	39,350		2,827,298
			10,972,786
Materials—5.1%
AMCOL International	91,020	[b]	2,747,894
Buckeye Technologies	111,480		3,338,826
Carpenter Technology	74,450		3,669,641
Cytec Industries	55,990		4,147,739
Haynes International	17,680		977,704
KapStone Paper and Packaging	147,280		4,094,384
Louisiana-Pacific	203,260	[a]	4,390,416
			23,366,604
Media—1.7%
DreamWorks Animation SKG, Cl. A	148,560	[a,b]	2,816,698
John Wiley & Sons, Cl. A	51,580		2,009,557
Sinclair Broadcast Group, Cl. A	154,260		3,122,222
			7,948,477
Pharmaceuticals, Biotech &
Life Sciences—.8%
Salix Pharmaceuticals	75,640	[a]	3,871,255

10

Common Stocks (continued)	Shares		Value ($)
Real Estate—6.9%
Corporate Office Properties Trust	127,770	[c]	3,408,904
DCT Industrial Trust	307,700	[c]	2,276,980
EastGroup Properties	55,110	[c]	3,207,402
Education Realty Trust	238,150	[c]	2,507,720
First Potomac Realty Trust	205,650	[c]	3,049,790
Getty Realty	144,210	[b,c]	2,914,484
Lexington Realty Trust	282,780	[c]	3,336,804
National Health Investors	68,500	[b,c]	4,483,325
Pebblebrook Hotel Trust	160,340	[c]	4,135,169
Urstadt Biddle Properties, Cl. A	101,130	[c]	2,200,589
			31,521,167
Retailing—5.7%
Children’s Place Retail Stores	66,570	[a]	2,983,667
Express	148,710	[a]	2,648,525
Finish Line, Cl. A	170,470		3,339,507
Guess?	154,440	[b]	3,834,745
OfficeMax	386,210		4,483,898
PEP Boys-Manny Moe & Jack	254,060	[a]	2,995,367
Saks	346,980	[a,b]	3,979,861
Zumiez	74,240	[a,b]	1,700,096
			25,965,666
Semiconductors & Semiconductor
Equipment—4.3%
ATMI	124,860	[a]	2,800,610
Kulicke & Soffa Industries	142,500	[a]	1,647,300
Micrel	196,710		2,067,422
MKS Instruments	113,090		3,076,048
Power Integrations	59,270		2,572,911
Semtech	107,520	[a]	3,805,133
Teradyne	215,740	[a]	3,499,303
			19,468,727
Software & Services—5.3%
Advent Software	16,810	[a]	470,176
CoreLogic	243,700	[a]	6,302,082

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
MAXIMUS	50,910		4,071,273
Monotype Imaging Holdings	161,630		3,838,713
PTC	138,850	[a]	3,539,287
Take-Two Interactive Software	367,160	[a]	5,929,634
			24,151,165
Technology Hardware & Equipment—4.7%
Cognex	71,720		3,022,998
Extreme Networks	516,900	[a]	1,741,953
FARO Technologies	64,180	[a]	2,784,770
FEI	40,490		2,613,629
Ixia	165,370	[a]	3,578,607
Power-One	282,410	[a,b]	1,172,001
Vishay Intertechnology	473,040	[a,b]	6,438,074
			21,352,032
Transportation—1.5%
Atlas Air Worldwide Holdings	17,000	[a]	692,920
Landstar System	46,720		2,667,245
Werner Enterprises	144,610		3,490,885
			6,851,050
Utilities—3.9%
El Paso Electric	80,240		2,700,076
Hawaiian Electric Industries	157,030	[b]	4,351,301
NorthWestern	81,340		3,242,212
Portland General Electric	152,130		4,614,103
WGL Holdings	64,190		2,830,779
			17,738,471
Total Common Stocks
(cost $364,530,063)			456,299,569

Other Investment—1.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,868,240)	7,868,240	[d]	7,868,240

12

Investment of Cash Collateral
for Securities Loaned—10.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $49,307,777)	49,307,777 [d]	49,307,777
Total Investments (cost $421,706,080)	112.2%	513,475,586
Liabilities, Less Cash and Receivables	(12.2%)	(55,629,975)
Net Assets	100.0%	457,845,611

a Non-income producing security.
b Security, or portion thereof, on loan.At March 31, 2013, the value of the fund’s securities on loan was
$48,156,823 and the value of the collateral held by the fund was $49,307,777.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banks	14.5	Utilities	3.9
Money Market Investments	12.5	Automobiles & Components	2.7
Consumer Durables & Apparel	6.9	Diversified Financials	2.5
Real Estate	6.9	Insurance	2.4
Health Care Equipment & Services	6.6	Food & Staples Retailing	1.8
Commercial & Professional Services	6.4	Media	1.7
Energy	5.9	Consumer Services	1.6
Capital Goods	5.7	Exchange-Traded Funds	1.5
Retailing	5.7	Transportation	1.5
Software & Services	5.3	Food, Beverage & Tobacco	1.3
Materials	5.1	Pharmaceuticals,
Technology Hardware & Equipment	4.7	Biotech & Life Sciences	.8
Semiconductors &
Semiconductor Equipment	4.3		112.2

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $48,156,823)—Note 1(b):
Unaffiliated issuers	364,530,063	456,299,569
Affiliated issuers	57,176,017	57,176,017
Cash		258,947
Receivable for investment securities sold		582,416
Dividends and securities lending income receivable		426,900
Receivable for shares of Beneficial Interest subscribed		14,561
Prepaid expenses		26,245
		514,784,655
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		337,815
Due to Administrator—Note 3(a)		10,592
Liability for securities on loan—Note 1(b)		49,307,777
Payable for investment securities purchased		7,094,582
Payable for shares of Beneficial Interest redeemed		68,322
Accrued expenses		119,956
		56,939,044
Net Assets ($)		457,845,611
Composition of Net Assets ($):
Paid-in capital		350,412,305
Accumulated undistributed investment income—net		613,992
Accumulated net realized gain (loss) on investments		15,049,808
Accumulated net unrealized appreciation
(depreciation) on investments		91,769,506
Net Assets ($)		457,845,611
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		15,655,553
Net Asset Value, offering and redemption price per share ($)		29.24

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,722,235
Affiliated issuers	2,536
Income from securities lending—Note 1(b)	113,862
Total Income	4,838,633
Expenses:
Investment advisory fee—Note 3(a)	1,798,006
Shareholder servicing costs—Note 3(b)	215,668
Administration fees—Note 3(a)	62,251
Custodian fees—Note 3(b)	31,827
Professional fees	26,538
Registration fees	18,377
Trustees’ fees and expenses—Note 3(c)	12,401
Prospectus and shareholders’ reports	10,437
Interest expense—Note 2	4,953
Loan commitment fees—Note 2	2,483
Miscellaneous	6,673
Total Expenses	2,189,614
Less—reduction in fees due to earnings credits—Note 3(b)	(53)
Net Expenses	2,189,561
Investment Income—Net	2,649,072
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,584,130
Net unrealized appreciation (depreciation) on investments	48,311,187
Net Realized and Unrealized Gain (Loss) on Investments	64,895,317
Net Increase in Net Assets Resulting from Operations	67,544,389

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012
Operations ($):
Investment income—net	2,649,072	2,613,118
Net realized gain (loss) on investments	16,584,130	50,162,892
Net unrealized appreciation
(depreciation) on investments	48,311,187	79,769,872
Net Increase (Decrease) in Net Assets
Resulting from Operations	67,544,389	132,545,882
Dividends to Shareholders from ($):
Investment income—net	(3,800,964)	(1,739,010)
Net realized gain on investments	(3,803,208)	—
Total Dividends	(7,604,172)	(1,739,010)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	28,779,339	86,806,574
Dividends reinvested	7,356,147	1,557,770
Cost of shares redeemed	(95,410,401)	(134,166,729)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(59,274,915)	(45,802,385)
Total Increase (Decrease) in Net Assets	665,302	85,004,487
Net Assets ($):
Beginning of Period	457,180,309	372,175,822
End of Period	457,845,611	457,180,309
Undistributed investment income—net	613,992	1,765,884
Capital Share Transactions (Shares):
Shares sold	1,055,975	3,618,290
Shares issued for dividends reinvested	289,490	72,964
Shares redeemed	(3,512,825)	(5,649,733)
Net Increase (Decrease) in Shares Outstanding	(2,167,360)	(1,958,479)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2013				Year Ended September 30,
Class I Shares	(Unaudited)		2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value,
beginning of period	25.65		18.81	20.57	18.54	19.85	25.26
Investment Operations:
Investment income—net[b]	.16		.14	.13	.10	.11	.18
Net realized and unrealized
gain (loss) on investments	3.87		6.79	(1.79)	1.99	(1.31)	(3.95)
Total from Investment Operations	4.03		6.93	(1.66)	2.09	(1.20)	(3.77)
Distributions:
Dividends from
investment income—net	(.22)		(.09)	(.10)	(.06)	(.11)	(.19)
Dividends from net realized
gain on investments	(.22)		—	—	—	—	(1.45)
Total Distributions	(.44)		(.09)	(.10)	(.06)	(.11)	(1.64)
Net asset value, end of period	29.24		25.65	18.81	20.57	18.54	19.85
Total Return (%)	16.00	[c]	36.95	(8.14)	11.27	(5.83)	(15.38)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	[d]	.98	.96	.93	.97	.93
Ratio of net expenses
to average net assets	.97	[d]	.98	.96	.93	.97	.93
Ratio of net investment income
to average net assets	1.18	[d]	.59	.57	.52	.76	.85
Portfolio Turnover Rate	36.64	[c]	88.54	66.51	79.47	82.04	73
Net Assets, end of period
($ x 1,000)	457,846		457,180	372,176	492,393	458,499	504,373

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.

The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A and Class I shares.At a meeting held on October 24-25, 2012, the Trust’s Board of Trustees (the “Board”) authorized the fund to implement a multi-class structure and create Class A shares, in addition to the fund’s Class I shares.As of the date of this report, Class A shares are not currently offered. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S.

18

generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the proce-

20

dures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	449,539,454	—	—	449,539,454
Exchange-Traded
Funds	6,760,115	—	—	6,760,115
Mutual Funds	57,176,017	—	—	57,176,017

† See Statement of Investments for additional detailed categorizations.

At March 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2013, The Bank of New York Mellon earned $37,954 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2012($)	Purchases ($)	Sales ($)	3/31/2013($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,254,987	66,333,854	61,720,601	7,868,240	1.7
Dreyfus
Institutional
Cash
Advantage
Fund	35,302,764	129,375,172	115,370,159	49,307,777	10.8
Total	38,557,751	195,709,026	177,090,760	57,176,017	12.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid

22

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2012 was as follows: ordinary income $1,739,010. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2013 was approximately $873,600 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the fund’s average daily net assets and is payable monthly.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities and equipment.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $62,251 during the period ended March 31, 2013.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash

24

balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2013, the fund was charged $15,937 for transfer agency services and $286 for cash management services. Cash management fees were partially offset by earnings credits of $51.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2013, the fund was charged $31,827 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2013, the fund was charged $155 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2.

During the period ended March 31, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $308,139, custodian fees $16,796, Chief Compliance Officer fees $5,972 and transfer agency fees $6,908.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2013, amounted to $164,322,008 and $227,468,412, respectively.

At March 31, 2013, accumulated net unrealized appreciation on investments was $91,769,506, consisting of $95,000,810 gross unrealized appreciation and $3,231,304 gross unrealized depreciation.

At March 31, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S INVESTMENT ADVISORY AND
ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except the three-year period when the fund’s performance was at the Performance Group median and below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was at the Expense Group median and above the Expense Universe median, and the fund’s total expenses were below the Expense Group and Expense Universe medians.

28

Dreyfus representatives noted that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. In addition, Dreyfus representatives noted that the fund had been generally closed to new investors since August 31, 2006. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fees paid to Dreyfus were reasonable in light of the considerations described above.

30

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 31

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 17, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	May 17, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)